Exhibit 10.1

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

VIVUS, INC.

AND

BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP

EFFECTIVE AS OF

MARCH 25, 2013

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of March 25, 2013 (the “Effective Date”), by and between VIVUS, INC., a Delaware corporation, and its permitted successors and assigns (“Seller”), and BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP, a Cayman Islands exempted limited partnership, and its permitted successors and assigns (“Purchaser”).  Purchaser and Seller are sometimes referred to individually as a “Party” and collectively as the “Parties.”  Capitalized terms used but not otherwise defined will have the respective meanings given to such terms in Annex A attached hereto.

BACKGROUND

WHEREAS, Seller desires additional funding to develop and commercialize the Product in the Territory and Purchaser desires, on the terms and conditions set forth herein, to provide Seller with such additional funding; and

WHEREAS, upon and subject to the terms and conditions contained herein, Seller desires to sell, convey, transfer and assign to Purchaser, and Purchaser desires to purchase and accept from Seller, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF PURCHASED RECEIVABLES

1.1                               PURCHASE AND SALE OF PURCHASED RECEIVABLES.  On the terms and subject to the conditions set forth in this Agreement, Seller will sell, convey, transfer and assign to Purchaser, and Purchaser agrees to purchase and accept from Seller, on the Tranche A Closing Date, all of Seller’s right, title and interest in, to and under the Purchased Receivables, free and clear of any and all Encumbrances (other than Permitted Encumbrances).  It is understood and agreed that Purchaser shall not, by purchase of the Purchased Receivables, acquire any assets or rights of Seller relating to the Product other than those specified in the immediately preceding sentence or as otherwise specified under this Agreement.

1.2                               PURCHASE PRICE; USE OF PROCEEDS.

(a)                           The aggregate purchase price for the Purchased Receivables is $110,000,000.00 (the “Purchase Price”), payable in accordance with the terms and conditions set forth in Section 1.4.  The Purchase Price will be paid as follows:

(i)                                     $50,000,000.00 (the “Tranche A Amount”) will be paid on the Tranche A Closing Date (the “Tranche A Transaction”), less the Up-Front Payments, by wire transfer in immediately available U.S. dollar funds to an account to be designated in writing by Seller prior to the Tranche A Closing; and

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii)                                  subject to Section 1.4(b), $60,000,000.00 (the “Tranche B Amount”) will be paid on the Tranche B Closing Date (the “Tranche B Transaction”), less the Tranche B Funding Payment, by wire transfer in immediately available U.S. dollar funds to an account to be designated in writing by Seller prior to the Tranche B Closing.

(b)                           Seller will use the proceeds of the Purchase Price for Funded Activities.  Purchaser will have no obligation or responsibility to pay any portion of the Purchase Price to any providers of Funded Activities or anyone else, besides Seller as set forth in Section 1.2(a).

1.3                               MANNER OF EFFECTIVE SALE.  The sale, conveyance, transfer, assignment and delivery of the Purchased Receivables by Seller to Purchaser will be effected by Purchaser and Seller executing the Bill of Sale.

1.4                               CLOSINGS AND CLOSING DATES.

(a)                                 The Tranche A Transaction will take place at the offices of Akin Gump Strauss Hauer & Feld LLP, 1 Bryant Park, New York, NY 10036, commencing at 9:00 a.m. (local time) on the tenth Business Day following the Effective Date (the “Tranche A Closing”), or at such other place, time and date as the Parties may mutually agree.  The date of the Tranche A Closing is referred to as the “Tranche A Closing Date.”

(b)                                 Subject to the terms and conditions set forth herein, Seller shall have the option to consummate the Tranche B Transaction by providing written notice to Purchaser prior to December 31, 2013 (the “Tranche B Election”); provided that if Seller does not so provide a written notice to Purchaser prior to December 31, 2013, then Seller shall be deemed to have declined the Tranche B Election.  If Seller properly makes the Tranche B Election, then the Tranche B Transaction will take place at the offices of Akin Gump Strauss Hauer & Feld LLP, 1 Bryant Park, New York, NY 10036, commencing at 9:00 a.m. (local time) on the *** following the date on which Purchaser receives the Tranche B Election (the “Tranche B Closing”), or at such other place, time and date as the Parties may mutually agree.  The date of the Tranche B Closing is referred to as the “Tranche B Closing Date.”  The Tranche B Closing Date shall occur no earlier than April 30, 2013 and no later than January 15, 2014.

1.5                               CONDITIONS TO PURCHASER’S OBLIGATIONS FOR TRANCHE A TRANSACTION.

(a)                                 Seller shall have delivered to Purchaser the Bill of Sale, duly executed by Seller.

(b)                                 Seller shall have delivered to Purchaser the Patent Security Agreement, duly executed by Seller.

(c)                                  An executive officer of Seller shall have delivered to Purchaser a certificate, dated as of the Tranche A Closing Date and duly executed:

(i)                                     (A) attaching copies, certified by such officer as true and complete, of resolutions of the board of directors of Seller authorizing and approving the execution, delivery and performance by Seller of the Transaction Documents and the transactions contemplated herein and therein; and (B) setting forth the incumbency of the officer or officers

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of Seller who have executed and delivered the Transaction Documents, including therein a signature specimen of each officer or officers; (C) attaching copies, certified by such officer as true and complete, of each of the certificate of incorporation and by-laws of Seller as in effect on the Tranche A Closing Date; and (D) attaching a copy, certified by such officer as true and complete, of a short form good standing certificate of the appropriate Governmental Authority of Seller’s jurisdiction of incorporation, stating that Seller is in good standing under the laws of such jurisdiction; and

(ii)                                  (A) as to the accuracy in all material respects of Seller’s representations and warranties in this Agreement as of the Effective Date (other than those made as of a specified date earlier than the Effective Date); (B) as to the accuracy in all material respects of each of Seller’s representations and warranties in this Agreement as of a specified date earlier than the Effective Date; and (C) as to Seller’s compliance with and performance of in all material respects each of its covenants and obligations to be performed or complied with at or before the Effective Date.

(d)                                 Seller shall sign or deliver to Purchaser such other certificates, documents and financing statements as Purchaser may reasonably request, including a financing statement, in each case reasonably satisfactory to Purchaser to perfect under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States and maintain the perfection of Purchaser’s ownership interest in the Purchased Receivables, the back-up security interest granted pursuant to Section 4.7 and the security interest granted pursuant to Section 4.8, in each case in the United States.

(e)                                  Purchaser shall have received the corporate opinion of Hogan Lovells LLP, special counsel to Seller, in mutually agreeable form.

1.6                               CONDITIONS TO SELLER’S OBLIGATIONS FOR TRANCHE A TRANSACTION.

(a)                                 Purchaser shall have delivered to Seller the Bill of Sale, duly executed by Purchaser.

(b)                                 Purchaser shall have delivered to Seller the Patent Security Agreement, duly executed by Purchaser.

(c)                                  The general partner of Pharmakon Advisors, LP, the investment manager of Purchaser (“Pharmakon”), shall have delivered to Seller a certificate, dated as of the Tranche A Closing Date and duly executed:

(i)                                     setting forth the incumbency of the authorized person or persons of Pharmakon who have executed and delivered the Transaction Documents, including therein a signature specimen of each authorized person or persons;

(ii)                                  (A) as to the accuracy in all material respects of each of Purchaser’s representations and warranties in this Agreement as of the Effective Date (other than those made as of a specified date earlier than the Effective Date); (B) as to the accuracy in all material respects of each of Purchaser’s representations and warranties in this Agreement as of a specified date earlier than the Effective Date; and (C) as to Purchaser’s compliance with and

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

performance of in all material respects each of its covenants and obligations to be performed or complied with at or before the Effective Date.

(d)                                 Seller shall have received from Purchaser validly executed IRS Forms W-8IMY, W-8BEN and W-9, as applicable, and such additional IRS Form or Forms as are, in Seller’s good faith judgment, reasonably required in order to satisfy the requirements of Sections 871(h)(2)(B)(ii), 881(c)(2)(B)(ii) and 1471 through 1474 of the Code and the Treasury Regulations thereunder.

(e)                                  If the Tranche A Closing does not occur on the tenth Business Day following the Effective Date, Purchaser shall provide to Seller a schedule containing an updated table of Tranche A Scheduled Quarterly Amounts based upon the Tranche A Closing Date, which schedule shall supersede the table in Section 2.1(a)(i) and shall be incorporated into and become a part of this Agreement.

1.7                               CONDITIONS TO PURCHASER’S OBLIGATIONS FOR TRANCHE B TRANSACTION.

(a)                                 An executive officer of Seller shall have delivered to Purchaser a certificate (the “Bring-Down Certificate”), dated as of the Tranche B Closing Date and duly executed (A) as to the accuracy in all material respects of Seller’s representations and warranties in this Agreement as of the Tranche B Closing Date (other than those made as of a specified date earlier than then Tranche B Closing Date); (B) as to the accuracy in all material respects of each of Seller’s representations and warranties in this Agreement as of a specified date earlier than the Tranche B Closing Date; and (C) as to Seller’s compliance with and performance of in all material respects each of its covenants and obligations to be performed or complied with at or before the Tranche B Closing Date.

(b)                                 The Bring-Down Certificate shall be accompanied by an Updated Disclosure Schedule if Seller has determined, in its sole discretion, that such Updated Disclosure Schedule is necessary in order to satisfy the conditions set forth in Section 1.7(a)(B), which Updated Disclosure Schedule shall be satisfactory to Purchaser in its sole discretion, provided that Purchaser may not withhold approval to the Updated Disclosure Schedule solely on the basis of changes that are immaterial in nature or as to matters of form.

(c)                                  All Tranche A Scheduled Quarterly Amounts then payable shall have been paid in full.

(d)                                 From the Effective Date, there shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect; provided that if a Material Adverse Effect has occurred following the Effective Date and this condition to the Tranche B Transaction is knowingly waived in writing by Purchaser with respect to such specific Material Adverse Effect, then Purchaser shall also waive any other rights it may have under this Agreement with respect to such Material Adverse Effect.

(e)                                  Seller shall have delivered a written certification to Purchaser that it has no Knowledge of a Material Adverse Effect as of the Tranche B Closing Date.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.8                               CONDITIONS TO SELLER’S OBLIGATIONS FOR TRANCHE B TRANSACTION.

(a)                                 Pharmakon shall have delivered to Seller a certificate, dated as of the Tranche B Closing Date and duly executed (A) as to the accuracy in all material respects of each of Purchaser’s representations and warranties in this Agreement as of the Tranche B Closing Date (other than those made as of a specified date earlier than the Tranche B Closing Date); (B) as to the accuracy in all material respects of each of Purchaser’s representations and warranties in this Agreement as of a specified date earlier than the Tranche B Closing Date; and (C) as to Purchaser’s compliance with and performance of in all material respects each of its covenants and obligations to be performed or complied with at or before the Tranche B Closing Date.

(b)                                 Purchaser shall provide to Seller such new or updated forms, as described in Section 1.6(d), as are, in Seller’s good faith judgment, reasonably required pursuant to the requirements of the Code and Treasury Regulations described in Section 1.6(d).

(c)                                  Purchaser shall provide to Seller the amount of the Tranche B Final Amount, calculated in accordance with Section 2.1(a)(ii) based upon the Tranche B Closing Date, and all references to the Tranche B Final Amount in this Agreement shall be deemed to refer to such amount.

(d)                                 Purchaser shall have delivered a written certification to Seller that it has no Knowledge of a Material Adverse Effect as of the Tranche B Closing Date.

1.9                               RETAINED RIGHTS; NO ASSUMED OBLIGATIONS; SELLER AUTHORITY. Notwithstanding any provision in this Agreement to the contrary:

(a)                                 Purchaser is acquiring only the Purchased Receivables and does not, by purchase of the Purchased Receivables hereunder, acquire any other assets of Seller or its Affiliates other than the Purchased Receivables, and Seller shall retain all its right, title and interest in and to all Excluded Assets;

(b)                                 Purchaser does not, by purchase of the Purchased Receivables hereunder, assume any Liability of Seller or any of its Affiliates.  All such Liabilities will be retained by and remain Liabilities of Seller or its Affiliates; and

(c)                                  Except as otherwise expressly provided herein, Seller has sole discretion, authority and responsibility for the research, development, commercialization and exploitation of the Product, including regulatory compliance, intellectual property protection, manufacturing, marketing, clinical development, distribution, sales, product liability and reimbursement with respect thereto.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 2

PAYMENTS; RECORDS AND AUDITS

2.1                               PAYMENTS DUE TO PURCHASER.

(a)                                 (i)                               Tranche A Scheduled Quarterly Amounts. Subject to the Quarterly Cap in Section 2.1(b) and to the limitations in Section 2.1(d) and Section 2.1(f), Seller will, or will cause its Affiliates to, during the Payment Period, as applicable, pay Purchaser the scheduled quarterly amount set forth in the corresponding table below (each, a “Tranche A Scheduled Quarterly Amount”):

each Calendar Quarter occurring	Scheduled Quarterly Amount
in 2014	$3,000,000 plus the Make-Whole Premium, if any
in 2015	$5,000,000 plus the Make-Whole Premium, if any
in 2016	$5,000,000 plus the Make-Whole Premium, if any
in 2017	$5,000,000 plus the Make-Whole Premium, if any
in the first Calendar Quarter of 2018	$1,700,000 plus the Make-Whole Premium, if any

(ii)                                  Tranche B Scheduled Quarterly Amounts.  In the event that the Tranche B Closing occurs and subject to the Quarterly Cap in Section 2.1(b) and to the limitations in Section 2.1(d) and Section 2.1(f), Seller will, or will cause its Affiliates to, during the Payment Period, as applicable, pay Purchaser the scheduled quarterly amount set forth in the corresponding table below (each, a “Tranche B Scheduled Quarterly Amount”):

each Calendar Quarter occurring	Scheduled Quarterly Amount
in 2014	$4,000,000 plus the Make-Whole Premium, if any
in 2015	$5,300,000 plus the Make-Whole Premium, if any
in 2016	$5,300,000 plus the Make-Whole Premium, if any
in 2017	$5,300,000 plus the Make-Whole Premium, if any
in the first Calendar Quarter of 2018	the Tranche B Final Amount (as set forth below) plus the Make-Whole Premium, if any

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The “Tranche B Final Amount” shall be calculated as follows:

If the Tranche B Closing Date occurs on any of the following dates (each a “Fixed Tranche B Date”):	Then, the Tranche B Final Amount shall be:
April 30, 2013	$8,800,000
May 31, 2013	$7,600,000
July 1, 2013	$6,400,000
July 31, 2013	$5,300,000
August 30, 2013	$4,200,000
September 30, 2013	$3,000,000
October 31, 2013	$1,900,000
November 29, 2013	$800,000
December 23, 2013	$0

If the Tranche B Closing Date occurs on any day other than a Fixed Tranche B Date, then the Tranche B Final Amount shall be prorated based on the number of days between the previous and next Fixed Tranche B Date.  For the avoidance of doubt, the Tranche B Final Amount shall never be greater than $8,800,000 or less than $0.

(iii)                               The Scheduled Quarterly Amount will be calculated and payable by Seller or its Affiliates on a Calendar Quarter basis during the Payment Period, and Seller will, or will cause its Affiliates to, pay the Scheduled Quarterly Amount to Purchaser within *** after the end of such Calendar Quarter (each, a “Payment Date”).

(b)                                 Each Calendar Quarter during the Payment Period (other than the Scheduled Quarterly Amount payable for the first Calendar Quarter of 2018 which, for the avoidance of doubt, will not be subject to a Quarterly Cap), the Scheduled Quarterly Amount payable by Seller and its Affiliates pursuant to Section 2.1(a) will be subject to a cap of twenty-five percent (25%) of Net Sales for any such Calendar Quarter (each, a “Quarterly Cap”).  In the event a Scheduled Quarterly Amount shall be subject to a Quarterly Cap for any particular Calendar Quarter (other than the Scheduled Quarterly Amount payable for the first Calendar Quarter of 2018 which, for the avoidance of doubt, will not be subject to a Quarterly Cap), Seller shall first make payment of the Tranche A Scheduled Quarterly Amount and then, to the extent the Quarterly Cap has not been attained with such payment, Seller shall make payment of the Tranche B Scheduled Quarterly Amount up to the Quarterly Cap.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)                                  Notwithstanding Section 2.1(b) above, the Parties acknowledge and agree that Seller shall be permitted to make payments of Scheduled Quarterly Amounts irrespective of attainment of any Quarterly Cap (or any portion thereof) using funds from any source, and not necessarily out of revenues derived from Net Sales in the Territory for the applicable period.

(d)                                 Seller shall have the option to prepay all Scheduled Quarterly Amounts due hereunder at any time during the Payment Period for an amount equal to the Outstanding Payment Amount (the “Payoff Date”).  Seller shall provide written notice to Purchaser of the exercise of this option not less than *** prior to the Payoff Date. Upon payment of the Outstanding Payment Amount on the Payoff Date, neither Seller nor any of its Affiliates will have any obligation to pay to Purchaser any additional Scheduled Quarterly Amount pursuant to this Section 2.1 and this Agreement and the other Transaction Documents shall terminate.

(e)                                  All payments of Scheduled Quarterly Amount under this Section 2.1 and any other payment made by Seller or its Affiliates to Purchaser under this Agreement will be made in U.S. dollars by wire transfer of immediately available funds, free and clear of all Encumbrances and without offset or reduction by Seller or its Affiliates of any kind, to such account as Purchaser will notify Seller in writing.

(f)                                   Neither Seller nor any of its Affiliates will have any obligation to pay to Purchaser any Scheduled Quarterly Amount pursuant to this Section 2.1 and Purchaser will not have an obligation to fund the Tranche B Amount once Seller satisfied in full its obligations under Section 4.8(m), Section 4.12 or Section 4.13.  If Purchaser has funded the Tranche B Amount and a Retail Pharmacy Failure has occurred, neither Seller nor any of its Affiliates will have any obligation to pay to Purchaser any Tranche B Scheduled Quarterly Amount once Seller has satisfied its obligations in full under Section 4.14.

2.2                               DELIVERABLES DUE TO PURCHASER.

(a)                                 Each Calendar Quarter during the Payment Period, Seller will send a written report to Purchaser on each Payment Date showing (i) the Net Sales for the Calendar Quarter in question (and for that Calendar Year to date), showing in reasonably specific detail how calculated, (ii) a breakdown of such Net Sales by Product and territory, and (iii) any Quarterly Cap applicable to such Scheduled Quarterly Amount (each such report containing the items set forth in this Section 2.2(a)(i) — (iii), a “Quarterly Report”).  Seller shall prepare and maintain and shall cause its Affiliates and any Permitted Partner to prepare and maintain reasonably complete and accurate records of the information to be disclosed in each Quarterly Report specified in Section 2.2(a)(i) and (ii).

(b)                                 Within *** after the end of each of the first three Calendar Quarters of a Calendar Year during the Payment Period, Seller will provide Purchaser with copies of the unaudited balance sheets of Seller and its consolidated subsidiaries for the corresponding Calendar Quarter, the related unaudited consolidated statements of income and cash flows for such Calendar Quarter and the notes to such financial statements (the “Unaudited Financial Statements”) certified by an executive officer of Seller as true and complete in all material respects; provided, however, that Seller’s obligation under this Section 2.2(b) shall be satisfied with respect to any Calendar Quarter for which Seller has filed with the Securities and

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exchange Commission the Unaudited Financial Statements on Form 10-Q pursuant to the Securities and Exchange Act of 1934, as amended.  Each set of the Unaudited Financial Statements shall be the Confidential Information of the Seller.

(c)                                  Within *** after the end of each Calendar Year during the Payment Period, the Seller will provide Purchaser with copies of the audited balance sheets of Seller and its consolidated subsidiaries for such Calendar Year, the related audited consolidated statements of income and cash flows for such Calendar Year and the notes to such financial statements (the “Audited Financial Statements”) certified by an executive officer of Seller as true and complete in all material respects; provided, however, that Seller’s obligation under this Section 2.2(c) shall be satisfied with respect to any Calendar Year for which Seller has filed with the Securities and Exchange Commission the Audited Financial Statements on Form 10-K pursuant to the Securities and Exchange Act of 1934, as amended.  Each set of the Audited Financial Statements shall be the Confidential Information of Seller.

2.3                               RECORDS; AUDIT RIGHTS.

(a)                                 Seller will, and will cause its Affiliates to, consistent with their respective internal financial control and reporting practices and procedures, keep and maintain, for a period of *** from the end of an applicable ***, accounts and records of all data reasonably required to verify payments of Scheduled Quarterly Amounts and Quarterly Reports, to verify and calculate the amounts to be paid to Purchaser under this Agreement.

(b)                                 During the Term and for *** thereafter, during normal business hours and upon at least *** prior written notice to Seller, but no more frequently than ***, and no more than *** during the Payment Period, Purchaser has the right to audit, through a nationally recognized “Big 4” accounting firm (which firm shall be independent of Seller and Purchaser and their respective Affiliates) mutually acceptable to the Parties (the “Accounting Firm”), those accounts and records of Seller and Seller’s Affiliates as may be reasonably necessary to verify the accuracy of the Quarterly Reports and the amounts received by Purchaser (provided, however, that, prior to conducting any such audit, the Accounting Firm will have entered into a confidentiality agreement in form and substance reasonably satisfactory to Seller).  The Accounting Firm will keep confidential all information obtained during such audit and will issue a written report to Purchaser and to Seller with only: (i) the actual amount of Net Sales made during the *** in question, (ii) the resulting over- or under-payment of Scheduled Quarterly Amounts to Purchaser that occurred during the *** in question; and (iii) the details of any discrepancies between the Scheduled Quarterly Amounts that were paid and the Scheduled Quarterly Amounts that should have been paid.  The determination of the actual amount of Scheduled Quarterly Amounts to be paid to Purchaser under this Agreement with respect to any *** will be binding and conclusive on the Parties upon the expiration of *** following the end of such ***, unless an audit of such *** has been initiated before the expiration of such *** period and is on-going, in which case, such determination will be binding and conclusive on the Parties upon completion of such audit.  Without limiting the generality of the preceding sentence, absent a substantive error, the report from the Accounting Firm will be final and non-appealable.  In the event that either Party identifies a substantive error in the report from the Accounting Firm, the Parties agree to cooperate in good faith with each other and the Accounting Firm to resolve the error and the related report within *** of

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such Party notifying the Accounting Firm of the substantive error.  If the Parties and the Accounting Firm cannot resolve the error to the mutual satisfaction of the Parties within such *** period, then the original determination of the Accounting Firm shall be final and non-appealable.

(c)                                  Purchaser is solely responsible for all the expenses of the Accounting Firm, unless the Accounting Firm’s report shows any underpayment by Seller exceeding *** of the payment it owed Purchaser for any of the *** then-being reviewed.  If the Accounting Firm’s report shows that Seller underpaid by more than ***, Seller is responsible for the reasonable expenses incurred by Purchaser for the Accounting Firm’s services.  Any payment owed by one Party to another as a result of the audit shall be made within *** of the date that the audit report is deemed to be final and non-appealable, free and clear of any and all Encumbrances.  In addition, any payment under this Section 2.3 shall bear interest in accordance with Section 2.5.

2.4                               TAXES.

(a)                                 During the Term, Purchaser (i) will provide Seller written notice as soon as reasonably practicable, but in no event later than ***, upon (I) the inaccuracy, obsoletion or invalidity of any form or information provided by Purchaser to Seller pursuant to this Section 2.4, or (II) any assignment of this Agreement or any portion thereof (including the Purchased Receivables) pursuant to Section 7.3, (ii) will provide Seller with validly executed IRS Forms in accordance with the provisions of Section 1.6(d) and Section 1.8(b) of this Agreement and will provide Seller (x) updated versions of such Form or Forms (or any successor forms) as required by Applicable Law, and (y) in the event that this Agreement or any portion thereof (including the Purchased Receivables) is assigned pursuant to Section 7.3, the assignee will provide Seller with IRS Forms W-8IMY, W-8BEN and W-9, as applicable, and such additional IRS Form or Forms as are, in Seller’s good faith judgment, reasonably required in order to satisfy the requirements of Sections 871(h)(2)(B)(ii), 881(c)(2)(B)(ii) and 1471 through 1474 of the Code and the Treasury Regulations thereunder, subject to the obligation to provide updated versions of such forms (or any successor form) under Section 2.4(a)(ii)(x), and (iii) will provide any other forms or information as Seller may reasonably request in connection with Seller’s determination as to the applicability of any withholding Taxes to payments hereunder.

(b)                                 Unless there is (i) a Change in Law, (ii) delivery of a notice pursuant to Section 2.4(a)(i)(I) and failure to cure the inaccuracy, obsoletion or invalidity described in such notice within ***, (iii) a failure to deliver any form or information required by Section 2.4(a)(ii) or (iii), (iv) a failure of any payment (or portion of such payment) pursuant to this Agreement to qualify as portfolio interest within the meaning of Section 871(h) or Section 881(c) of the Code because the person or persons who are treated for U.S. tax purposes as having received such payment or portion are described in Section 871(h)(3) or 881(c)(3) of the Code, or (v) a failure by Purchaser to provide to Seller such information and documents as may be required pursuant to the provisions of Section 1471 through 1474 of the Code and the Treasury Regulations thereunder, Seller shall make all payments to Purchaser under this Agreement free and clear of any withholding or other United States Tax; provided that Seller shall have no responsibility for any Tax imposed on or with respect to a payment because such payment is treated as effectively

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

connected with the conduct of a trade or business in the United States by Purchaser or an Affiliate of Purchaser or is otherwise subject to net income taxation by the United States.

(c)                                  In the event of the occurrence of any of the events described in clauses (i) through (v) of Section 2.4(b), Seller shall be entitled to deduct and withhold from any payments payable or otherwise deliverable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under any provision of federal, state, local or foreign Tax law.  To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to Purchaser.

(d)                                 Notwithstanding anything in this Agreement to the contrary, the Parties intend the transactions contemplated under this Agreement to be characterized as and treated as debt for all U.S. tax purposes and each Party shall prepare and file all tax returns and reports in a manner consistent with that characterization.

2.5                               INTEREST.  In the event a payment under this Agreement is not made when due hereunder, the amount of such outstanding payment will accrue interest (from the date such payment is due through and including the date on which full payment is made) at an annual rate equal to the lesser of (a) 12% per annum plus the Prime Rate on the date when the payment was due and calculated daily on the basis of a 365-day or 366-day year, as applicable or (b) the maximum rate permitted under Applicable Law; provided, however, that under no circumstances will the maximum interest rate payable under this Section 2.5 exceed 12.75% per annum.  Payment of accrued interest will accompany payment of the outstanding payment.  “Prime Rate” means the prime rate as reported in The Wall Street Journal, Eastern U.S. Edition, on the date such payment is due.

2.6                               NO OTHER COMPENSATION. Purchaser and Seller hereby agree that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by Purchaser to Seller and by Seller to Purchaser in connection with the transactions contemplated herein.  Neither Seller nor Purchaser have previously paid or entered into any other commitment to pay, whether orally or in writing, any Seller or Purchaser employee, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transactions contemplated herein.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1                               REPRESENTATIONS AND WARRANTIES OF SELLER.  Seller represents and warrants to Purchaser as of the Effective Date, except as disclosed in the schedules attached hereto, and, in the event the Tranche B Election is made, as of the Tranche B Closing Date, except as disclosed in the Updated Disclosure Schedule, as follows:

(a)                                 Organization.  Seller is a corporation duly incorporated and validly existing under the laws of the State of Delaware.  Seller is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to do so would reasonably be expected to result, individually or in the aggregate, in a Material Adverse

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Effect.

(b)                                 Ownership Rights.  To the extent the Purchased Receivables constitute an asset and not an obligation of Seller, Seller is the sole owner of all legal and equitable title to the Purchased Receivables, entitled to exercise its rights in connection therewith, free and clear of all Encumbrances, other than Permitted Encumbrances, such that, upon consummation of this Agreement, Purchaser will become entitled to receive, free and clear of all Encumbrances, other than Permitted Encumbrances, the Purchased Receivables.  Seller has not pledged, sold, transferred, conveyed, assigned or delivered any interest in the Purchased Receivables to any other Person, or agreed to do so, other than the Permitted Encumbrances, and to the extent the Purchased Receivables constitute an asset and not an obligation of Seller, Seller has the full right, power and authority to sell, transfer, convey, assign and deliver the Purchased Receivables to Purchaser, free and clear of all Encumbrances, other than the Permitted Encumbrances.  Upon the sale, transfer, conveyance, assignment and delivery of the Purchased Receivables to Purchaser pursuant to this Agreement, Purchaser will be the sole owner of all legal and equitable title to the Purchased Receivables, free and clear of any Encumbrances, other than the Permitted Encumbrances.  Upon the filing of a duly prepared UCC financing statement against the Seller in the proper filing office of the Seller’s jurisdiction of organization and to the extent the Purchased Receivables constitute an asset and not an obligation of Seller, there will have been duly filed all financing statements or other similar instruments or documents necessary under the applicable UCC of all applicable jurisdictions in the United States to perfect and maintain the perfection of Purchaser’s ownership interest in the Purchased Receivables and of the security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.8, in each case, under the UCC.

(c)                                  Authorization.  Seller has all requisite power, right and authority, and all material licenses, authorizations, consents and approvals of all Governmental Authorities, in each case, to enter into, execute and deliver this Agreement, the other Transaction Documents to which it is a party and the other documents to be delivered by Seller pursuant to Section 1.5, to sell, assign, transfer, convey and deliver the Purchased Receivables to Purchaser and to perform all of the covenants, agreements, and obligations to be performed by Seller under the Transaction Documents.  Seller has (i) all requisite power, right and authority, and (ii) all licenses, authorizations, consents and approvals of all Governmental Authorities, in each case, required to carry on its business as it is presently carried on by Seller, except, in the case of clause (ii) above, where the failure to have such licenses, authorizations, consents or approvals would not reasonably be expected to result in a Material Adverse Effect.  The Transaction Documents to which Seller is a party have been duly executed and delivered by an authorized officer of Seller and each constitutes Seller’s valid and binding obligation, enforceable against Seller in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and to equitable principles (whether considered in a Proceeding in equity or at law).

(d)                                 No Conflicts.  Neither the execution and delivery of this Agreement or the other Transaction Documents by Seller nor the performance or consummation of this Agreement or the other Transaction Documents to which Seller is a party or the transactions contemplated hereby or thereby by Seller will:  (i) contravene or conflict with, result in a Breach or violation of, constitute a default or accelerate the performance under (with due notice or lapse

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of time or both), in any respect, the terms of (A) to Seller’s Knowledge, any Applicable Law, (B) any provisions of the certificate of incorporation or bylaws of Seller, or (C) any material contract or agreement to which Seller is a party or by which Seller is bound or committed; or (ii) result in the creation or imposition of any Encumbrance (except as provided in this Agreement and any Permitted Encumbrance) on the Purchased Receivables or the Additional Collateral.

(e)                                  No Consent.  The execution and delivery by Seller of this Agreement and the other Transaction Documents, and the performance by Seller of its obligations and the consummation by Seller of any of the transactions contemplated hereby and thereby, do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by or filing with any Governmental Authority or any other Person, except for (i) the filing of proper financing statements under the UCC, (ii) the filing of the Patent Security Agreement with the PTO and (iii) filings required by federal securities laws or stock exchange rules.

(f)                                   Solvency.  Immediately after consummation of the transactions contemplated by the Transaction Documents, (i) the fair value of Seller’s assets will be greater than the sum of its debts and other obligations, including contingent liabilities, (ii) the present fair saleable value of Seller’s assets will be greater than the amount that would be required to pay its probable liabilities on its existing debts and other obligations, including contingent liabilities, as they become absolute and matured, (iii) Seller will not have unreasonably small capital with which to engage in its business, as currently conducted, and (iv) Seller does not have present plans or intentions to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities as they become absolute and matured in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability

(g)                                 No Litigation.  Except as set forth on Schedule 3.1(g), there is no Proceeding against Seller, or to the Knowledge of Seller, investigation, pending or, to the Knowledge of Seller, threatened against Seller, at law or in equity (including that challenges the validity, ownership or enforceability of any of the Qsymia Patent Rights or Qsymia Trademarks), which, in each case, (i) if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by any of the Transaction Documents.

(h)                                 Compliance with Laws.  Seller is not in violation of, or has violated, or has been given written notice of any violation, or, to the Knowledge of Seller, is under investigation with respect to, or has been threatened to be charged with, any violation of, any Applicable Law that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(i)                                     In-Licensees and Sublicensees.

(i)                                     Existing In-Licenses; No Other In-Licenses.  Except as set forth on Schedule 3.1(i), there are no In-Licenses (any In-License set forth on Schedule 3.1(i), an “Existing In-License”).  A true, correct and complete copy of each Existing In-License has been provided to the Purchaser by Seller prior to the date hereof.  Except as set forth on Schedule 3.1(i), Seller and the respective counterparty thereto have not made or granted any material amendment or waiver of any provision of any Existing In-License.  The manufacture, importation, sale, offer for sale or use of the Product does not require Seller to obtain any In-License, in addition to the Existing In Licenses, in order to avoid or resolve any infringement or misappropriation of intellectual property rights or other rights of any other Person, except to the extent that such infringement or misappropriation is insignificant to the manufacture, importation, sale, offer for sale or use of the Product.

(ii)                                  Validity and Enforceability of the In-Licenses.  Each of the Existing In-Licenses is a valid and binding obligation of Seller, and to the Knowledge of Seller, the counterparty thereto.  To the Knowledge of Seller, each of the Existing In-Licenses is enforceable against each counterparty thereto in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a Proceeding in equity or at law).  Seller has not received any written notice in connection with an Existing In-License challenging the validity, enforceability or interpretation of any provision of such agreement.

(iii)                               No Liens or Assignments by Seller.  Except as set forth in Schedule 3.1(i), Seller has not, except for Permitted Encumbrances or as contemplated hereby, conveyed, assigned or in any other way transferred or granted any liens upon or security interests with respect to all or any portion of the Collateral.

(iv)                              No Termination.  Seller has not (A) given written notice to a counterparty of the termination of any Existing In-License (whether in whole or in part) or any notice expressing any intention or desire to terminate any Existing In-License or (B) received from a counterparty thereto any written notice of termination of any Existing In-License (whether in whole or in part) or any written notice expressing any intention or desire to terminate any Existing In-License.

(v)                                 No Breaches or Defaults.  There is and has been no material breach or default under any provision of any Existing In-License either by Seller or, to the Knowledge of Seller, by the respective counterparty (or any predecessor thereof) thereto, and there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any breach or default either by Seller or, to the Knowledge of Seller, by the respective counterparty to such agreement.

(vi)                              Payments Made.  Seller has made all material payments to the respective counterparty required under each Existing In-License as of the date hereof.

(vii)                           No Assignments.  Seller has not consented to any assignment by the counterparty thereto of any of such counterparty’s rights or obligations under any Existing In-License and, to the Knowledge of Seller, such counterparty has not assigned any of its rights or obligations under such Existing In-License to any Person.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(viii)                        No Indemnification Claims.  Seller has not notified the respective counterparty to any Existing In-License or any other Person of any claims for indemnification under any Existing In-License nor has Seller received any claims for indemnification under any Existing In-License

(ix)                              No Infringement.  Seller has not received any written notice from, or given any written notice to, any counterparty to any Existing In-License regarding any infringement of any of the Qsymia Patent Rights.  To the Knowledge of Seller, but without inquiry, no Third Party is making, using, selling, offering for sale, importing or exporting anything in material violation of any of the Qsymia Patent Rights.

(j)                                    Sublicenses; Out-Licenses.  Except as set forth on Schedule 3.1(j), Seller has not entered into or executed a sublicense or other out-license with any other Person in respect of any Qsymia Product Rights (other than the Permitted Qsymia Product Rights).

(k)                                 Third Party Agreements.   The Third Party Agreements constitute all of the material agreements for the manufacture, supply, promotion and commercialization of the Product.  Seller has delivered to Purchaser true, correct and complete copies of each Third Party Agreement.

(i)                                     Validity and Enforceability of the Third Party Agreements.  Each of the Third Party Agreements is a valid and binding obligation of Seller, and to the Knowledge of Seller, the counterparties thereto.  To the Knowledge of Seller, the Third Party Agreements are enforceable against each of the parties thereto in accordance with their respective terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law).  The Seller has not received any written notice in connection with a Third Party Agreement challenging the validity, enforceability or interpretation of any provision of such agreement (except, solely with respect to interpretations, challenges in the ordinary course of business relating to immaterial provisions of such agreement).

(ii)                                  No Breaches or Defaults.  There is and has been no material breach or default under any provision of any Third Party Agreement either by Seller or, to the Knowledge of Seller, by the respective counterparty (or any predecessor thereof) thereto, and there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any material breach or default either by Seller or, to the Knowledge of Seller, by the respective counterparty to such agreement.

(iii)                               Payments Made.  The Seller has made all material payments to the respective counterparty required under each Third Party Agreement as of the date hereof.

(iv)                              Amendments or Waivers.  Seller and the respective counterparty thereto have not made or granted any material amendment or waiver of any provision of any Third Party Agreement.

(v)                                 No Indemnification Claims.  Seller has not notified the respective counterparty to each Third Party Agreement or any other Person of any claims for

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

indemnification under any Third Party Agreement nor has Seller received any claims for indemnification under any Third Party Agreement.

(l)                                    Compliance.

(i)                                     Seller is not in violation of, and to the Knowledge of the Seller, the Seller is not under investigation with respect to, nor has the Seller been threatened to be charged with or given notice of any violation of, any law or Judgment applicable to the Seller, which violation would reasonably be expected to materially affect the Seller’s rights in or to any Qsymia Product Rights or Purchaser’s rights with respect to Scheduled Quarterly Amounts hereunder (or, as applicable, the Quarterly Cap, subject to the terms and conditions herein).

(ii)                                  Except as would not reasonably be expected to have a Material Adverse Effect, all applications, submissions, information and data related to the Product submitted or utilized as the basis for any request to any Governmental Entity by or on behalf of the Seller were true and correct in all material respects as of the date of such submission or request, and any updates, changes, corrections or modification to such applications, submissions, information or data required under applicable laws or regulations have been submitted in a timely manner to the necessary Governmental Entities.

(iii)                               Seller has not committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA or any other Governmental Entity to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, or similar policies, set forth in any applicable laws or regulations, except as would not reasonably be expected to have a Material Adverse Effect.

(m)                             Intellectual Property

(i)                                     Schedule 3.1(m) contains a complete and accurate list of (A) all of the Patents included within the Qsymia Patent Rights and (B) all of the Qsymia Trademarks.  Except as set forth on Schedule 3.1(m), Seller is the registered owner of all of the Qsymia Patent Rights.  Schedule 3.1(m) specifies as to each listed patent or patent application (A) the jurisdictions by or in which each such Qsymia Patent Right has issued as a patent or a patent application has been filed, including the respective patent or application numbers, and (B) any other Person owning or having an interest in such Qsymia Patent Right, including the nature of such interest.

(ii)                                  The Qsymia Patents Rights are the only Patents that are owned or controlled by Seller, or under which Seller is empowered to grant licenses, the subject matter of which is necessary in the development, manufacture, use, marketing, promotion, sale or distribution of the Product.

(iii)                               Except as set forth in Schedule 3.1(m), Seller has not received written notice of, and is not a party to, any pending, and to the Knowledge of Seller there are no threatened, litigations, interferences, reexaminations, oppositions or like procedures involving any of the Qsymia Patent Rights.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iv)                              All of the issued Patents within the Qsymia Patent Rights are in full force and effect and have not lapsed, expired or otherwise terminated.  Seller has not received any written notice relating to the lapse, expiration or other termination of any of the issued patents within the Qsymia Patent Rights, or alleging that, and Seller has not received any written legal opinion that alleges that, an issued patent within any of the Qsymia Patent Rights is invalid or unenforceable.

(v)                                 Seller has not received any written notice that there is any, and, to the Knowledge of Seller, there is no, Person who is or claims to be an inventor under any of the Qsymia Patent Rights who is not a named inventor thereof.

(vi)                              Seller has not and, to the Knowledge of Seller, no counterparty to an Existing In-License has received any written notice of any claim by any Person challenging inventorship or ownership of, the rights of Seller in and to, or the patentability, validity or enforceability of, any of the Qsymia Patent Rights, or asserting that the development, manufacture, importation, sale, offer for sale or use of the Product infringes or will infringe such Person’s patents or other intellectual property rights.

(vii)                           To the Knowledge of Seller, the discovery, development, manufacture, importation, sale, offer for sale or use of the Product, has not and will not, infringe, violate or misuse any patent or other intellectual property rights owned by any Third Person that is not licensed to the Seller under an Existing In-License Agreement.  ***

(viii)                        Seller owns the entire right, title, and interest in, to and under the Qsymia Trademarks, including all goodwill pertaining thereto, the right to conduct business under the Qsymia Trademarks, the right to license others under the Qsymia Trademarks, and all rights to sue, counterclaim and collect damages and payments for claims of past, present and future infringements, unfair competition or misappropriations thereof, and all income, royalties, damages and payments now or hereafter due or payable with respect to the Qsymia Trademarks.

(ix)                              The Qsymia Trademarks are not subject to any Encumbrance created by, through, or under Seller or any other Person, other than the Permitted Encumbrances.

(x)                                 Seller has not purported to transfer or assign any of the Qsymia Trademarks to any Person, and Seller has not executed any agreement, document or other instrument in conflict herewith.

(xi)                              To Seller’s Knowledge, all Qsymia Trademarks that have been registered with the PTO or other Governmental Authority are currently in compliance in all material respects with all Applicable Law (including the timely post-registration filing of affidavits of use and incontestability and renewal applications or similar documents), and are valid and enforceable.

(xii)                           To the Knowledge of Seller, no Qsymia Trademark has been or is now involved in any opposition, invalidation or cancellation Proceeding and, to Seller’s Knowledge, no such action is threatened with respect to any of the Qsymia Trademarks.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(xiii)        To the Knowledge of Seller, no Person has infringed or otherwise violated, or is infringing or otherwise violating, any of the Qsymia Patent Rights or the Qsymia Trademarks, except to the extent such violation or infringement does not or cannot, reasonably be expected to have a Material Adverse Effect.

(xiv)        Seller, and to Seller’s Knowledge the counterparty to each In-License, has paid all maintenance fees, annuities and like payments required as of the date hereof with respect to any of the Qsymia Patent Rights.

(n)         Supply and Manufacturing.  To the Knowledge of Seller, the development, testing, manufacturing, production, storage, packaging, labeling and release to the market of Product is (i) in compliance with the final release quality specifications in effect for the Product and (ii) in compliance in all material respects with Applicable Law.  To the Knowledge of Seller, no manufacturer of Product has received or is currently subject to a Form 483, with respect to the manufacture of Product.  To the Knowledge of Seller, as of the date hereof, the Seller reasonably expects to have, as of the date of the launch of the Product, sufficient quantities of Product and of a sufficient quality to satisfy Seller’s then-estimated demand for Product in the U.S.

(o)         No Brokers Fees.  Neither Seller nor any of its Affiliates has retained any Person to whom any brokerage commission, finder’s fee or other like payment is or will be due in connection with this Agreement or the other Transaction Documents to which Seller is a party or the consummation of the transactions contemplated hereby or thereby.

(p)         Subordination.  The claims and rights of Purchaser created by any Transaction Document in, to and under the Purchased Receivables are not subordinated to any creditor of Seller or any other Person or Governmental Authority (other than any Permitted Encumbrance imposed by operation of any Applicable Law).

(q)         UCC Representations and Warranties.  Seller’s exact legal name is, and has always been “VIVUS, Inc.”.  The principal place of business and principal executive offices of Seller where it keeps its books and records relating to the Qsymia Product Rights is, as has been for the preceding five (5) years, located at 1172 Castro Street, Mt. View, California 94040.  Seller’s Delaware organizational identification number is 2624559 and its Federal Employer Identification Number is 94-3136179.

(r)         No Material Liabilities.  Except as disclosed on the most recent Unaudited Financial Statements filed with the Securities and Exchange Commission on Form 10-Q or the most recent Audited Financial Statements filed with the Securities and Exchange Commission on Form 10-K, in each case, pursuant to the Securities and Exchange Act of 1934, as amended, there are no material Liabilities of Seller relating to or affecting the Purchased Receivables or the Additional Collateral of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition or set of circumstances which could reasonably be expected to result, individually or in the aggregate, in any such Liability or in a Material Adverse Effect.  Without limiting the generality of the foregoing, as specified in the label for Product, as reported during the clinical trials for Product and as spontaneously reported to the Seller or the FDA, there have been and will continue to be

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

serious adverse events related to use of Product indicating that Product may pose and may continue to pose a significant hazard to humans; however, to the Knowledge of Seller, no material Liabilities have resulted from these reports to date.

(s)          No Encumbrances; No Indebtedness.

(i)            Without limiting the generality of any of the representations or warranties of Seller to Purchaser herein, no Encumbrance exists on the Collateral (other than Permitted Encumbrances).

(ii)           Except as disclosed on the most recent Form 10-K, including the Audited Financial Statements and notes thereto, filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, Seller is not a party to or otherwise bound by any contract, agreement, commitment or instrument that provides for the incurrence by Seller of Indebtedness in an aggregate principal amount in excess of ***.

(t)          REMS Modification.  Seller has delivered to Purchaser true and complete copies of all material documentation and materials in its possession which have been provided to or received from the FDA or any other Governmental Authority as part of or otherwise related to the REMS Modification submission to the FDA.  Seller has not received any written notice (whether from the FDA or any other Governmental Authority) that the REMS Modification will or will not be approved.

(u)         Disclosure.  Seller has delivered or made available to Purchaser true and complete copies of each agreement, data, contract or other document or information (other than data and information of a general economic or industry nature) that is referred to in this Agreement or that has been requested in writing by Purchaser.  To the Knowledge of Seller, no representation or warranty by Seller contained in this Agreement or any other Transaction Document (other than in respect of information of a general economic or industry nature) contains when made or certified any untrue statement of a material fact or omits to state any material fact necessary in order to make any statement contained herein or therein not misleading in any material respect at such time in light of the circumstances under which such representation or warranty was made (it being recognized by the Purchaser that any projections and forecasts provided by or on behalf of the Seller are based on good faith estimates and assumptions believed by the Seller to be reasonable as of the date of the applicable projections or assumptions, subject to uncertainties and contingencies, many of which are beyond the control of the Seller and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results); provided that, for clarity, this representation and warranty has no effect on any other representation or warranty by Seller contained in this Agreement or any other Transaction Document.

3.2          REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser represents and warrants to Seller, as of the Effective Date and, in the event the Tranche B Election is made, then as of the Tranche B Closing Date, as follows:

(a)         Organization. Purchaser is a Cayman Islands exempted limited partnership, duly formed and validly existing under the laws of the Cayman Islands.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)         Authorization. Purchaser has all necessary power, right and authority and all licenses, authorizations, consents and approvals of all Governmental Authorities required to carry on its business as it is presently carried on by Purchaser, to enter into, execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform all of the covenants, agreements, and obligations to be performed by Purchaser hereunder and under the Transaction Documents to which it is a party.  This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by Purchaser and each constitutes Purchaser’s valid and binding obligation, enforceable against Purchaser in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and to equitable principles.

(c)         No Conflicts.  Neither the execution and delivery of this Agreement or any other Transaction Documents by Purchaser nor the performance or consummation of this Agreement or any other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby by Purchaser will contravene or conflict with, result in a Breach or violation of, constitute a default or accelerate the performance under (with due notice or lapse of time or both), in any respect, the terms of:  (i) to Purchaser’s Knowledge, any Applicable Law; (ii) any material contract, agreement, or other arrangement to which Purchaser is a party or by which Purchaser or any of its assets is bound or committed; or (iii) the applicable organizational or constitutional documents of Purchaser.

(d)         No Consent.  Other than the filing of any documentation contemplated by Sections 4.7 and 4.8, no consent, approval, license, order, authorization, registration, declaration or filing with any Governmental Authority or any other Person is required by Purchaser in connection with the execution and delivery by Purchaser of this Agreement or the other Transaction Documents to which it is a party, the performance by Purchaser of its obligations under this Agreement and any other Transaction Document to which it is a party or the consummation by Purchaser of any of the transactions contemplated hereby or thereby.

(e)         No Brokers Fees.  Neither Purchaser nor any of its Affiliates has retained any Person to whom any brokerage commission, finder’s fee or other like payment is or will be due in connection with this Agreement or the other Transaction Documents to which Purchaser is a party or the consummation of the transactions contemplated hereby or thereby.

(f)          No Litigation.  There is no Proceeding against Purchaser, at law or in equity which challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by any of the Transaction Documents.

(g)         Financing.  Purchaser has sufficient cash on hand or binding and enforceable commitments to provide it with funds sufficient to satisfy its obligations to pay the Purchase Price.  Purchaser has no reason to believe, and has not been provided with any notice (whether written or otherwise), that any of the Persons providing the commitments referred to above are unable or are not required or do not intend, for any reason, to satisfy their obligations under such commitments.  Purchaser acknowledges that its obligations under this Agreement are not contingent on obtaining financing.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(h)         Tax Status.  Purchaser is a foreign disregarded entity that is wholly owned by a foreign partnership, in each case for United States federal income tax purposes.

(i)          Other Aspects of Purchaser’s Status.  None of Purchaser, the foreign partnership that wholly owns Purchaser, or any direct partner in such foreign partnership is (i) a “10-percent shareholder” of Seller within the meaning of Sections 871(h)(3) and 881(c)(3)(B) of the Code, (ii) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, or (iii) a “controlled foreign corporation” within the meaning of Section 881(c)(3)(C) of the Code.

3.3          NO GUARANTEES.  The Parties acknowledge and agree that (a) Purchaser is assuming all market risk associated with Product and, as such, will have no recourse against Seller or any of Seller’s Affiliates based on the failure of the sales of Product to meet its or any other Person’s projections, and (b) nothing in this Agreement shall be construed to constitute a guarantee by Seller regarding the commercial viability or economic potential of any Product in the marketplace.

3.4          DISCLAIMER OF WARRANTIES.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 4

COVENANTS OF SELLER; SECURITY INTEREST

Seller covenants and agrees with Purchaser that for the duration of the Term, Seller will perform the obligations set forth below:

4.1          SELLER’S RESPONSIBILITIES.

(a)         Seller will use Commercially Reasonable Efforts to pursue the Funded Activities.

(b)         Without limiting the generality of clause (a) above, the Seller will, each Calendar Quarter, use Commercially Reasonable Efforts to allocate a sufficient level of resources (both monetary and personnel) for the promotion and marketing of Product in the Territory.

(c)          Seller agrees to use Commercially Reasonable Efforts to fund the expenses associated with the discovery, development and commercialization of Product, including the Funded Activities.

(d)         With respect to the Product, Seller will use Commercially Reasonable Efforts to provide, or cause to be provided, a sufficient and consistent supply of such Product or the active pharmaceutical ingredient in such Product, as applicable.

(e)         With respect to the performance of this Agreement and the activities

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

contemplated hereby, Seller will, and will cause its Affiliates to, comply with all Applicable Law, except where compliance therewith is contested in good faith by appropriate proceedings or is not reasonably expected to result in a Material Adverse Effect.

(f)          Seller will, and will cause its Affiliates to, use Commercially Reasonable Efforts to maintain the Regulatory Approvals and all other FDA, FFDCA and other Governmental Authority approvals, including complying with any and all requirements for post-approval follow-up studies and information reporting, except where the failure to maintain the Regulatory Approvals and other Governmental Authority approvals is not reasonably expected to result in a Material Adverse Effect.

(g)         Seller will, and will cause its Affiliates to, use Commercially Reasonable Efforts to maintain its relationships with Third Person manufacturers and suppliers; provided, however, that notwithstanding the foregoing, Seller is permitted to terminate its relationships with Third Person manufacturers and suppliers in its sole discretion provided that such termination is not reasonably expected to result in a Material Adverse Effect.

(h)         Seller will, and will cause its Affiliates to, use Commercially Reasonable Efforts to obtain consents from any licensee or sublicensee of Qsymia Patent Rights necessary to provide Purchaser, directly or indirectly, with copies of royalty reports delivered by such licensee or sublicensee to Seller.

(i)          Seller will, and will cause its Affiliates to, use Commercially Reasonable Efforts to obtain approval for the REMS Modification.  For the avoidance of doubt, so long as Seller and its Affiliates use such Commercially Reasonable Efforts, the ultimate failure to obtain the REMS Modification shall not be deemed a breach of this Section 4.1(i).

4.2          INTELLECTUAL PROPERTY MATTERS.

(a)         Seller shall promptly inform Purchaser of any infringement by a Third Person of any Qsymia Patent Right that would reasonably be expected to adversely affect in any material respect Product.  Seller shall provide to Purchaser a copy of any written notice of any such infringement of any Qsymia Patent Rights delivered or received by the Seller, as well as copies of material correspondence related thereto, as soon as practicable and in any event not more than *** following such delivery or receipt.

(b)         Seller shall promptly inform Purchaser by written notice of the initiation of an Enforcement Action regarding any infringement by a Third Person of any Qsymia Patent Right that would reasonably be expected to adversely affect in any material respect Product.

(c)          If the Seller recovers monetary damages from a Third Person in an action brought for such Third Person’s infringement of any of the Qsymia Patent Rights, where such damages, whether in the form of judgment or settlement, result from such infringement of such Qsymia Patent Rights, such recovery will be allocated first to the reimbursement of any expenses incurred by the Seller or a Permitted Partner in such litigation, and any remaining amounts that are not awarded as a multiple of compensatory damages for willful infringement will be treated as Net Sales of the Product.  All costs and expenses (including attorneys’ fees and expenses) incurred by a Party hereto in connection with any Enforcement Action shall be

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

borne by such Party.

(d)         With respect to the Qsymia Patent Rights, Seller will, and will cause its Affiliates to, use Commercially Reasonable Efforts to (i) prosecute each pending patent application and (ii) maintain, keep in full force and effect and seek available patent term extensions for each such Patent.

(e)         With respect to the Qsymia Trademarks, Seller will, and will cause its Affiliates to, use Commercially Reasonable Efforts to (i) prosecute each pending trademark application and (ii) maintain, keep in full force and effect and seek available trademark term extensions for each such trademark.

(f)          Notwithstanding Seller’s obligations in Sections 4.2(d) and (e), Seller may decline to prosecute or maintain any Qsymia Patent Right or any Qsymia Trademark that (i) in Seller’s reasonable discretion, is no longer necessary or useful for the development, manufacture, sale or commercialization of Product; provided that such failure to prosecute or maintain such Qsymia Patent Right or Qsymia Trademark would not reasonably be expected to result in a Material Adverse Effect and (ii) Seller may only decline to prosecute or maintain such Patent if Seller satisfies the Patent Abandonment Requirements.

4.3          COMMERCIALIZATION OF THE PRODUCT.  Seller hereby agrees to use its Commercially Reasonable Efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary to maximize Net Sales of the Product and Commercialize the Product.

4.4          RESTRICTIVE COVENANTS. Seller will not, nor shall it permit any Subsidiary of the Seller to, without the prior written consent of Purchaser:

(a)         incur, create, issue, assume, Guaranty, suffer to exist or otherwise become liable for or with respect to, or become responsible for, the payment or performance of, contingently or otherwise, whether present or future, Indebtedness in an amount at any time outstanding greater than the sum of EBITDA for the *** immediately preceding such incurrence, creation, issuance, assumption, Guarantee, existence, liability or responsibility, other than Permitted Indebtedness;

(b)         declare or pay any cash dividend or make any cash distribution on its capital stock (other than (i) dividends and distributions by a Subsidiary to another Subsidiary or the Seller and (ii) the repurchase of capital stock issued to employees, directors or officers upon the death, disability or termination of employment of such person), unless, following the payment of any such cash dividend or distribution Seller’s cash and cash equivalents are ***;

(c)         amend, restate, supplement or otherwise modify its certificate of incorporation or bylaws (or other organizational or constitutional documents) in any respect except for such amendments, restatements, supplements or modifications that: (i) do not adversely affect in any material respect the interests of Purchaser under this Agreement or in the Collateral and (ii) could not reasonably be expected to have a Material Adverse Effect;

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)         create, grant or suffer to exist any Encumbrance on any of the Collateral other than as required under this Agreement and other than Permitted Encumbrances;

(e)         subject to the Patent Abandonment Requirements, abandon Qsymia Patent Rights; or

(f)          commit to do or engage in any of the foregoing.

4.5          RELEVANT INFORMATION.  In addition to, and not in limitation of, the other provisions of this Agreement, Seller will provide Purchaser with written notice as promptly as practicable (and in any event within ***) after obtaining Knowledge of any of the following:

(a)         the occurrence of a Default or an Event of Default;

(b)         that any representation or warranty made by Seller in this Agreement or any other Transaction Document or in any certificate delivered to Purchaser pursuant hereto or thereto that is qualified by materiality shall prove to be untrue, inaccurate or incomplete on the date as of which made, or that any representation or warranty made by Seller in this Agreement or any other Transaction Document that is not qualified by materiality shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made;

(c)         any event, occurrence or development that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect;

(d)         the occurrence of a Change of Control;

(e)         any information reasonably requested by Purchaser to determine whether a Promotion and Marketing Failure or Retail Pharmacy Failure has occurred; or

(f)          any official written communication from the FDA relating to the REMS Modification through the earlier of (i) the date on which the Seller announces publicly that the REMS Modification is available and (ii) December 31, 2013.

4.6          TRUE SALE. Purchaser and Seller intend and agree that the sale, conveyance, assignment and transfer of the Purchased Receivables shall constitute a true sale by Seller to Purchaser of the Purchased Receivables that is absolute and irrevocable and that provides Purchaser with the full benefits and detriments of ownership of the Purchased Receivables, and neither Purchaser nor Seller intends the transactions contemplated hereunder to be a financing transaction, borrowing or a loan from Purchaser to Seller, except as provided in Section 2.4(d).  Each Party further agrees that it will treat the sale of the Purchased Receivables as a sale of an “account” in accordance with the UCC.  Seller disclaims any ownership interest in the Purchased Receivables upon execution of this Agreement and each of Seller and Purchaser waives any right to contest or otherwise assert that this Agreement is other than a true, absolute and irrevocable sale and assignment by Seller to Purchaser of the Purchased Receivables under Applicable Law, which waiver will be enforceable against the applicable Party in any bankruptcy, insolvency or similar proceeding relating to such Party, except to the extent required by GAAP or the rules of the SEC.  Seller authorizes and consents to Purchaser filing, including with the Secretary of State of the State of Delaware, one or more UCC financing statements (and continuation statements

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

with respect to such financing statements when applicable) or other instruments and notices, in such manner and in such jurisdictions as in Purchaser’s determination may be necessary or appropriate to evidence the purchase, acquisition and acceptance by Purchaser of the Purchased Receivables hereunder and to perfect and maintain the perfection of Purchaser’s ownership in the Purchased Receivables and the security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.7; provided, however, that Purchaser will provide Seller with a reasonable opportunity to review any such financing statements (or similar documents) prior to filing and the description of the collateral identified in any such financing statement shall be limited to the “Collateral” as defined herein.  For greater certainty, Purchaser will not file this Agreement in connection with the filing of any such financing statements (or similar documents).  For sake of clarification, the foregoing statements in this Section 4.6 shall not bind either party regarding the reporting of the transactions contemplated hereby for GAAP or SEC reporting purposes.

4.7          PRECAUTIONARY SECURITY INTEREST IN PURCHASED RECEIVABLES. Without limiting Section 4.8 and as set forth in Section 4.6, it is the intent and expectation of both Seller and Purchaser that the sale, conveyance, assignment and transfer of the Purchased Receivables be a true, irrevocable and absolute sale by Seller to Purchaser for all purposes.  Notwithstanding the foregoing, in an abundance of caution to address the possibility that, notwithstanding that Seller and Purchaser expressly intend and expect for the sale, conveyance, assignment and transfer of the Purchased Receivables hereunder to be a true and absolute sale and assignment for all purposes, in the event that such sale and assignment will be characterized as a loan or other financial accommodation and not a true sale or such sale will for any reason be ineffective or unenforceable as such, as determined in a judicial, administrative or other proceeding (any of the foregoing being a “Recharacterization”), then  this Agreement will be deemed to constitute a security agreement under the UCC and other Applicable Law.  For this purpose and without being in derogation of the intention of Seller and Purchaser that the sale of the Purchased Receivables will constitute a true sale thereof, effective as of the Tranche A Closing Date, Seller does hereby grant to Purchaser a continuing security interest of first priority in all of Seller’s right, title and interest in, to and under the Purchased Receivables, whether now or hereafter existing, and any and all “proceeds” thereof (as such term is defined in the UCC), in each case, for the benefit of Purchaser as security for the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price actually paid to Seller together with the performance when due of all of Seller’s obligations now or hereafter existing under this Agreement and the other Transaction Documents, which security interest will, upon the filing of a duly prepared financing statement in the appropriate filing office and to the extent the Purchased Receivables constitute an asset and not an obligation of Seller, be perfected and prior to all other Encumbrances thereon (other than Permitted Encumbrances) to the extent such security interest can be perfected under the UCC by the filing of a financing statement in the appropriate filing office.  Purchaser will have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other Applicable Law, which rights and remedies will be cumulative.  Seller hereby authorizes Purchaser, as secured party, to file the UCC financing statements contemplated by Section 4.6.  In the case of any Recharacterization, each of Seller and Purchaser represents and warrants as to itself that each remittance of payments of the Scheduled Quarterly Amount, in respect of the payments of the Scheduled Quarterly Amount or any other payment owed by Seller to Purchaser under this Agreement, will have been in payment of a debt incurred

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

by Seller in the ordinary course of business or financial affairs of Seller and Purchaser, and made in the ordinary course of business or financial affairs of Seller and Purchaser.

4.8          SECURITY INTEREST IN ADDITIONAL COLLATERAL; REMEDIES.

(a)         Seller hereby grants to Purchaser a security interest in all of Seller’s right, title and interest in, to and under the Additional Collateral, to secure the prompt and complete payment and performance when due of all obligations of Seller hereunder and under the other Transaction Documents owing to the Purchaser, which security interest will, upon the filing of a duly prepared financing statement in the appropriate filing office (and the filing of the Patent Security Agreement with the PTO), be perfected and prior to all other Encumbrances thereon (other than the Permitted Encumbrances).

(b)         Seller will notify Purchaser in writing at least *** (or such shorter period of time as may be agreed to by Purchaser) prior to any change in, or amendment or alteration to, (i) its legal name, (ii) its form or type of organizational structure or jurisdiction of organization (including its status as a corporation organized under the laws of the State of Delaware), or (iii) its Federal Employer Identification Number or state organizational identification number.  Seller agrees not to effect or permit any such change referred to above unless all filings have been made under the UCC or otherwise that are required in order for Purchaser to continue at all times following such change to have a valid, legal and perfected Encumbrance (prior and superior in right and interest to any other Person (other than Permitted Encumbrances)) in all the Collateral.

(c)         Without limiting the generality of Section 7.4(a), Seller will execute any and all further documents, financing statements, agreements and instruments, and take all further action that Purchaser may reasonably request, in order to grant, create, preserve, enforce, protect and perfect the validity and priority of the security interests and other Encumbrances created by this Agreement in the Collateral.  Without limiting the foregoing, Seller will do or cause to be done all acts and things that Purchaser from time to time may reasonably request, to assure and confirm that Purchaser holds duly created and enforceable and perfected Encumbrances upon the Collateral (including any property or assets that are acquired or otherwise become Collateral after the date of this Agreement), in each case, as contemplated by, and with the lien priority required under, this Agreement.  Nothwithstanding the foregoing, this Section 4.8(c) shall not obligate the Seller to otherwise undertake collateral perfection or protection obligations not otherwise required under the Transaction Documents (it being understood that perfection obligations with respect to Collateral that is perfected by delivery or control shall only be as expressly required pursuant to other provisions of this Agreement or the Transaction Documents, and, except as otherwise expressly provided in the Transaction Documents, actions with respect to Collateral that is not subject to perfection under the UCC or by filing a Patent Security Agreement with the PTO shall not be required unless reasonably requested by Purchaser, including such actions in jurisdictions other than the United States or a State thereof).

(d)         Upon the request of Purchaser at any time after the occurrence and during the continuance of an Event of Default, Seller will permit Purchaser or any advisor, auditor, consultant, attorney or representative acting for Purchaser, upon reasonable notice to Seller and during normal business hours, to make extracts from and copy the books and records of Seller

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(and its Affiliates, as applicable) relating to the Collateral, and to discuss any matter pertaining to the Collateral with the officers and employees of Seller (and its Affiliates, as applicable).

(e)         Unless in connection with (i) the occurrence of a Change of Control (for which Purchaser shall be paid in accordance with Section 4.12), (ii) a Permitted Partnering Agreement, or (iii) a Permitted Action, Seller will not, and will cause its Affiliates not to (A) directly or indirectly, sell, transfer, assign, lease, license, sublicense, convey or otherwise directly or indirectly dispose of any of the Collateral or any interest therein or (B) except for the security interest in the Collateral granted to Purchaser, cause or suffer to exist or become effective any Encumbrance of any kind, other than a Permitted Encumbrance, on or with respect to any of the Collateral or any interest therein, or, in each case, enter into any agreement to do any of the foregoing.

(f)          Upon the occurrence and during the continuance of an Event of Default, Purchaser will have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies granted in this Agreement, at law or in equity (including as set forth in Section 4.8(m)) with respect to the Collateral, the rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) or other Applicable Law.

(g)         Seller agrees that, upon the occurrence and during the continuance of an Event of Default, Purchaser will have the right, subject to Applicable Law and subsection (n) below, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as Purchaser shall deem appropriate.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Seller.

(h)         Purchaser will give Seller not less than *** prior written notice of the time and place of any such proposed sale.  Any such notice will (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in Section 9-613 of the UCC, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; provided that, if Purchaser fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.  Seller agrees that such written notice will satisfy all requirements for notice to Seller that are imposed under the UCC or other Applicable Law with respect to the exercise of Purchaser’s rights and remedies hereunder upon default.  Purchaser will not be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given.  Purchaser may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

(i)          Any such public sale will be held at such time or times within ordinary business hours and at such place or places as Purchaser may fix and state in the notice of such sale.  At any sale or other disposition following the occurrence and during the continuance of an

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Event of Default, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Purchaser may (in its sole and absolute discretion) determine.  If any of the Collateral is sold, leased, or otherwise disposed of by Purchaser on credit, the obligations secured by the security interests granted herein shall not be deemed to have been reduced as a result thereof unless and until payment in full is received thereon by Purchaser.

(j)          At any such public (or, to the extent permitted by Applicable Law, private) sale made pursuant hereto, Purchaser may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of Seller, the Collateral or any part thereof offered for sale, and Purchaser may make payment on account thereof by using any or all of the obligations secured by the security interests granted herein as a credit against the Purchase Price actually paid to Seller, and Purchaser may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Seller therefor.

(k)         As an alternative to exercising the power of sale herein conferred upon it, Purchaser may, upon the occurrence and during the continuance of an Event of Default, proceed by a suit or suits at law or in equity to foreclose upon the Collateral and, subject to subsection (n) below, to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

(l)          To the extent permitted by Applicable Law, Seller hereby waives all rights of demand, redemption, stay, valuation and appraisal that Seller now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(m)        Without limiting the generality of Section 4.8(f), upon the occurrence and during the continuance of an Event of Default, at the sole election of the Purchaser (and automatically and without any notice to Seller, upon the upon the occurrence and during the continuance of an Event of Default described in clause (a) or (e) of the definition thereof), the Outstanding Payment Amount, will be due and payable to Purchaser (except as set forth in Section 4.8(n) below).  Presentment, demand, protest or notice of any kind are hereby expressly waived.  Further, if an Event of Default shall occur and be continuing, Purchaser may, subject to any restrictions set forth in this Section 4.8, foreclose or otherwise realize upon the Collateral in such portions or in full as Purchaser sees fit in its sole discretion.

(n)         Without limiting the generality of the foregoing, if there is an occurrence and during the continuance of an Event of Default described in subsection (e) of that definition (a Bankruptcy Event), and if there is a sale or other disposition of all or any part of the Collateral by Purchaser pursuant to subsection (g) or subsection (k) above, then, in such case, Purchaser hereby agrees to accept from the proceeds of such a sale or other disposition an amount equal to the Outstanding Payment Amount.

4.9          IN-LICENSES.

(a)         Seller shall act in a commercially reasonable manner with respect to its obligations under each of the In-Licenses and shall not take any action or forego any action that

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

would reasonably be expected to constitute a material breach thereof.  Promptly, and in any event within ***, after receipt of any written notice from a counterparty to such In-License or its Affiliates of an alleged material breach under any In-License, Seller shall give notice thereof to the Purchaser, including delivering the Purchaser a copy of such written notice.  To the extent commercially reasonable, Seller shall undertake efforts to cure any material breaches by it under any In-License and shall give written notice to the Purchaser upon curing any such breach.  Promptly, and in any event within *** following Seller’s notice to a counterparty to any material In-License of an alleged material breach under such In-License, Seller shall give notice thereof to the Purchaser, including delivering the Purchaser a copy of such written notice.  Notwithstanding the foregoing, Seller may terminate any In-License other than the Najarian Agreement that, in Seller’s reasonable discretion, is no longer necessary or useful for the development, manufacture, sale or commercialization of Product.

(b)         Seller shall promptly (and in any event within ***) provide the Purchaser with (i) executed copies of each new material In-License, (ii) executed copies of each material amendment, supplement, modification or waiver of any provision of an In-License and (iii) copies of all material reports, documents, and other materials provided by the counterparty to each In-License to Seller to the extent that the foregoing relate to Net Sales of Product.

(c)         Seller shall provide Purchaser with written notice following any counterparty’s material breach of its obligations under any material In-License.

(d)         Seller shall provide the Purchaser with written notice following the termination of any material In-License.

4.10        THIRD PARTY AGREEMENTS.

(a)         Seller shall act in a commercially reasonable manner with respect to its obligations under each of the Third Party Agreements and shall not take any action or forego any action that would reasonable be expected to constitute a material breach thereof.  Promptly, and in any event within ***, after receipt of any written notice from any of the parties thereto or their Affiliates of an alleged material breach by Seller under a Third Party Agreement, Seller shall give notice thereof to the Purchaser, including delivering the Purchaser a copy of such written notice.  To the extent commercially reasonable, Seller shall undertake efforts to cure any material breaches by it under any Third Party Agreements and shall give written notice to the Purchaser upon curing any such breach.  Notwithstanding the foregoing, Seller may terminate any Third Party Agreement that, in Seller’s reasonable discretion, is no longer necessary or useful for the development, manufacture, sale or commercialization of Product.

(b)         Promptly (and in any event within ***) after Seller becomes aware of, or comes to believe in good faith that there has been, a material breach of any Third Party Agreement by the counterparty thereto, Seller shall provide notice of such breach to the Purchaser.  In addition, Seller shall provide to the Purchaser a copy of any written notice of material breach or alleged material breach of any material Third Party Agreement delivered by Seller to the counterparty thereto within *** following such delivery.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)         Seller shall promptly (and in any event within ***)  provide the Purchaser with (i) executed copies of any material agreement meant to replace or supersede the services being provided under a Third Party Agreement and (ii) executed copies of each material amendment, supplement, modification or waiver of any provision of a Third Party Agreement.

(d)         Seller shall provide the Purchaser with written notice following the termination of any Third Party Agreement.

4.11        PARTNERING AGREEMENTS.  Seller may, in its sole discretion and without the prior consent of or notice to Purchaser, enter into a Permitted Partnering Agreement.

4.12        CHANGE OF CONTROL. Upon the consummation of a Change of Control, automatically and without any notice to Seller, an amount equal to the Outstanding Payment Amount as of the date of the consummation of such Change of Control will be due and payable to Purchaser on the consummation of such Change of Control.  Presentment, demand, protest or notice of any kind are hereby expressly waived.

4.13        PROMOTION AND MARKETING OF PRODUCT.  Upon the occurrence of a Promotion and Marketing Failure on or prior to the second anniversary of the Effective Date, at the sole election of Purchaser, the Promotion and Marketing Payment Amount will be due and payable to Purchaser within *** after the expiration of the applicable cure period.

4.14        RETAIL PHARMACY MINIMUM.  Upon the occurrence of a Retail Pharmacy Failure, at the sole election of Purchaser, the Tranche B Outstanding Payment Amount will be due and payable to Purchaser within *** after December 31, 2014.  For the avoidance of doubt, the occurrence of a Retail Pharmacy Failure shall in no way negate or impact the continued payment of the Tranche A Scheduled Quarterly Amounts.

ARTICLE 5

CONFIDENTIALITY

5.1          DEFINITION OF CONFIDENTIAL INFORMATION.  For purposes of this Agreement, the term “Confidential Information” of a Party means any information furnished by or on behalf of such Party to the other Party or its Affiliates (whether written or oral, or in electronic or other form, and whether furnished before or after the date of this Agreement) concerning, or related in any way, directly or indirectly, to this Agreement and the subject thereof, the Purchased Receivables, Product, the Qsymia Product Rights and the Excluded Assets, including, without limitation, (a) any license, sublicense or other agreements involving or relating in any way, directly or indirectly, to the Purchased Receivables, Product or the Qsymia Product Rights, including the In-Licenses and the Third Party Agreements, and (b) any documents, reports, notices, requests or correspondence furnished pursuant to this Agreement.  Without limiting the generality of the foregoing, all Quarterly Reports will be deemed the Confidential Information of Seller. Notwithstanding the foregoing, a Party’s Confidential Information will not include information that, in each case as demonstrated by written documentation or other competent evidence: was (i) already known to the receiving Party, other than under an obligation of

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

confidentiality, at the time of disclosure; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; (iv) was subsequently lawfully disclosed to the receiving Party by a Third Person having no obligation of which the receiving Party is aware to the disclosing Party or its Affiliates; or (v) is independently developed by the receiving Party without the benefit of Confidential Information of the disclosing Party.

5.2          OBLIGATIONS.  Except as authorized in this Agreement or except upon obtaining the other Party’s prior written permission to the contrary, each Party agrees that during the Term and for *** thereafter it will: (a) maintain in confidence, and not disclose to any Person, the other Party’s Confidential Information; (b) not use the other Party’s Confidential Information for any purpose, except as contemplated in this Agreement; and (c) protect the other Party’s Confidential Information in its possession by using the same degree of care as it uses to protect its own Confidential Information (but no less than a reasonable degree of care).

Notwithstanding anything to the contrary in this Agreement, a Party will be entitled to injunctive relief to restrain the Breach or threatened Breach by the other Party of this Article 5 without having to prove actual Damages or threatened irreparable harm.  Such injunctive relief will be in addition to any rights and remedies available to the aggrieved Party at law, in equity, and under this Agreement for such Breach or threatened Breach.

5.3          PERMITTED DISCLOSURES.

(a)         Permitted Persons.  A Party may disclose the other Party’s Confidential Information, without the other Party’s prior written permission, to:

(i)            its and its Affiliates’ members, trustees, managers, directors, employees, partners, agents, consultants, attorneys, accountants, shareholders, investors, banks and other financing sources, and permitted assignees, purchasers, transferees or successors-in-interest under Section 7.3 in each case, who need to know such Confidential Information to provide financing to the Party or to assist the Party in evaluating the transactions contemplated hereby or in fulfilling its obligations or exploiting its rights hereunder (or to determine their interest in providing such financing or assistance) and who are, prior to receiving such disclosure, bound by written or professional confidentiality and non-use obligations no less stringent than those contained herein; or

(ii)           permitted assignees, purchasers, transferees, or successors-in-interest (or potential assignees, purchasers, transferees, or successors-in-interest) under Section 7.3 who need to know such Confidential Information in connection with such assignment, sale, or transfer (or potential  assignment, sale, or transfer) and who are bound by written or professional confidentiality and non-use obligations no less stringent than those contained herein.

(b)         Legally Required.  A Party may disclose the other Party’s Confidential Information, without the other Party’s prior written permission, to any Person to the extent such disclosure is necessary to comply with Applicable Law, applicable stock exchange

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

requirements, or an order or subpoena from a court of competent jurisdiction; provided that the compelled Party, to the extent it may legally do so, will give reasonable advance notice to the other Party of such disclosure and, at such other Party’s reasonable request and expense, the compelled Party will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise).  Notwithstanding the foregoing, if a Party receives a request from an authorized representative of a Tax authority for a copy of this Agreement, that Party may provide a copy of this Agreement to such Tax authority representative without advance notice to, or the permission or cooperation of, the other Party.

5.4          TERMS OF AGREEMENT.  Except to the extent allowed under Section 5.3 or as otherwise permitted in accordance with this Section 5.4, neither Party will make any public announcements concerning this Agreement or the terms hereof, without the prior written consent of the other Party and each Party agrees that it will each treat the contents and terms of this Agreement and the consideration for this Agreement as Confidential Information of the other Party.  Consistent with Section 5.3(b), Purchaser and Seller agree to use reasonable efforts to provide the other with a copy of any required SEC or other filing regarding this Agreement or its terms to review prior to filing and to consider any comments of the other Party in good faith, and to the extent either Party has to file or disclose this Agreement with the SEC, such Party will consider in good faith the other Party’s comments with respect to confidential treatment of this Agreement’s terms and will redact this Agreement in a manner allowed by the SEC to protect sensitive terms, and will be permitted to file this Agreement, as so redacted, with the SEC.  For purposes of clarity, each Party is free to discuss with Third Persons the information regarding this Agreement and Parties’ relationship disclosed in such SEC filings and any other authorized public announcements.

ARTICLE 6

TERM AND TERMINATION

6.1          TERM OF AGREEMENT; TERMINATION. This Agreement will commence as of the Effective Date and will continue until all of Purchaser’s right to receive any payments on account of the Purchased Receivables set forth in this Agreement and all other amounts to which Purchaser may be entitled to receive as payment hereunder have expired, unless earlier terminated pursuant to the mutual written agreement of the Parties (the “Term”).  Upon expiration or earlier termination of the Term, this Agreement shall terminate.

6.2          TERMINATION OF SECURITY INTEREST.  Immediately upon termination of this Agreement pursuant to Section 6.1, (i) all Encumbrances on the Collateral granted to the Purchaser pursuant to this Agreement and the other Transaction Documents shall automatically be released, without delivery of any instrument or performance of any act by any Person, (ii) Seller shall be permitted, and is hereby authorized, to terminate any financing statement which has been filed pursuant to the Transaction Documents, and (iii) Purchaser shall execute and deliver to Seller, at Seller’s sole cost and expense, all releases and other documents as Seller shall reasonably request to evidence any such release.

6.3          SURVIVAL.  Notwithstanding anything to the contrary in this Article 6, the

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

following provisions shall survive termination of this Agreement:  Sections 2.1(g), 2.3, 2.4, 3.3, 3.4, Article 5 (Confidentiality), this Section 6.3, Article 7 (Miscellaneous) and Annex A (to the extent necessary for the interpretation of any surviving provisions).  Termination of this Agreement shall not relieve any Party of liability in respect of breaches of this Agreement by any Party on or prior to termination.

ARTICLE 7

MISCELLANEOUS

7.1          ENTIRE AGREEMENT.  This Agreement (including the Bill of Sale and this Agreement’s other exhibits and schedules) sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between and among the Parties and supersede and terminate all prior agreements and understandings between or among the Parties relating to the subject matter hereof.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth in this Agreement (including the Bill of Sale and this Agreement’s other exhibits and schedules).

7.2          AMENDMENTS.  This Agreement may be amended or supplemented only by a written agreement signed by an authorized officer of each Party (or, with respect to any Party that is a trust, its trustee).

7.3          BINDING AGREEMENT; SUCCESSORS AND ASSIGNS.  The terms, conditions and obligations of this Agreement will inure to the benefit of and be binding upon the Parties hereto and their respective permitted successors and assigns thereof.  Neither this Agreement nor any rights or obligations hereunder may be sold, assigned, hypothecated or otherwise transferred in whole or in part by any Party, by operation of law or otherwise, without the prior written consent of the other Party and compliance with Section 2.4 hereunder; provided, however, that without the applicable prior written consent, but subject to the terms of, and compliance with, Section 2.4 and Article 5, Purchaser may sell, assign, hypothecate or otherwise transfer all or any part of the Purchased Receivables to any one or more Persons, and provided, further, that no assignment of the Purchased Receivables shall be effective as against Seller unless and until written notice of the assignment is provided to Seller.  Seller shall keep a complete and accurate record of all such assignments.

7.4          FURTHER ASSURANCES.

(a)         Subject to Section 4.8(c), Seller and Purchaser covenant and agree, at any time or from time to time after the Tranche A Closing Date, to execute and deliver such other documents, certificates, agreements, instruments and other writings and to take such other actions as may be necessary or desirable, or reasonably requested by the other Party, in each case, without further consideration but at the expense of Seller, in order to vest and maintain in Purchaser good and marketable title in, to and under the Purchased Receivables free and clear of any and all Encumbrances (other than Permitted Encumbrances), and to consummate the other transactions contemplated hereby, including the perfection under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States and maintenance of

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

perfection of Purchaser’s ownership interest in the Purchased Receivables, the back-up security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.7 and the security interest in the Additional Collateral granted by Seller to Purchaser pursuant to Section 4.8.

(b)         During the Term, Purchaser will hold in trust for the benefit of Seller any over-payment of Scheduled Quarterly Amounts received by Purchaser and identified as such in the audit report described in Section 2.3(c) until such funds, if any, are paid to Seller pursuant to Section 2.3(c).

7.5          COUNTERPARTS AND FACSIMILE EXECUTION.  This Agreement may be executed in two or more counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.  To evidence the fact that it has executed this Agreement, a Party may send a copy of its executed counterpart to the other Parties by facsimile or other electronic transmission.  In such event, such Party will forthwith deliver to the other Parties the counterpart of this Agreement executed by such Party.

7.6          INTERPRETATION.  When a reference is made in this Agreement to Articles, Sections or Exhibits, such reference will be to an Article, Section or Exhibit to this Agreement unless otherwise indicated.  The words “include,” “includes,” and “including” when used herein will be deemed in each case to be followed by the words “without limitation” and will not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.  The headings and captions in this Agreement are for convenience and reference purposes only and will not be considered a part of or affect the construction or interpretation of any provision of this Agreement.  Unless specified otherwise, all statements of, or references to, monetary amounts in this Agreement are in U.S. dollars.  Provisions that require that a Party or the Parties “agree,” “consent,” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise.  Words of any gender include the other gender.  Neither Party hereto will be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one Party or any other.

7.7          WAIVER.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  No waiver by any Party of any term or condition of this Agreement, in any one or more instances, will be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

7.8          RELATIONSHIP OF THE PARTIES.  The Parties acknowledge and agree that the relationship between Purchaser and Seller under this Agreement is intended to be that of buyer and seller, and nothing in this Agreement is intended to be construed so as to suggest that either Purchaser or Seller (except as expressly set forth herein) is obligated to provide, directly or indirectly, any advice, consultations or other services to the other Party.  The Parties further acknowledge and agree that Purchaser is purchasing the Purchased Receivables solely in its capacity as an investor.  Each Party is an independent contractor relative to the other Party under this Agreement, and this Agreement is not a partnership agreement and nothing in this

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement will be construed to establish a relationship of co-partners or joint venturers between the Parties.  Seller will have no responsibility for the hiring, termination or compensation of Purchaser’s employees or for any employee benefits for such employee and Purchaser will have no responsibility for the hiring, termination or compensation of Seller’s or any of its Affiliate’s employees or for any employee benefits of such employee.  No employee or representative of Seller or any of Seller’s Affiliates will have any authority to bind or obligate Purchaser and no employee or representative of Purchaser will have any authority to bind or obligate Seller, for any sum or in any manner whatsoever.  No employee or representative of Seller or any of Seller’s Affiliates will have any authority to create or impose any contractual or other Liability on Purchaser without Purchaser’s prior written approval and no employee or representative of Purchaser will have any authority to create or impose any contractual or other Liability on Seller without Seller’s prior written approval.

7.9          NOTICES.  All notices, consents, waivers, requests and other communications hereunder will be in writing and will be delivered in person, sent by overnight courier (e.g., Federal Express) to following addresses of the Parties:

If to Purchaser:

c/o BioPharma Secured Investments III Holdings Cayman LP
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street, George Town
Grand Cayman KY1-9005
Cayman Islands

Tel.No.: +1 (212) 883-2296
Attention: Pedro Gonzalez de Cosio

with a copy (which will not constitute notice) to:

Pharmakon Advisors LP	Akin Gump Strauss Hauer& Feld LLP
110 East 59th Street, #3300	One Bryant Park
New York, NY 10022	New York, NY 10036-6745
Attention: Pedro Gonzalez de Cosio	Attention: Geoffrey E. Secol
Telephone: +1 (212) 883-2296	Telephone: +1 (212) 872-8081

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If to Seller:

Vivus, Inc.

1172 Castro Street

Mountain View, CA 94040

Attention:        Timothy E. Morris, Senior Vice President, Chief Financial Officer

John L. Slebir, Vice President, General Counsel
Telephone: +1 (650) 934-5200

with copies (which will not constitute notice) to:

Hogan Lovells LLP

525 University Avenue, Suite 400

Palo Alto, CA 94301

Attention: Jon Layman

Telephone: +1 (650) 463-4024

and

Hogan Lovells LLP
100 International Drive, Suite 2000

Baltimore, MD 21202

Attention: Asher M. Rubin
Telephone:  +1 (410) 659-2777

or to such other address or addresses as Purchaser or Seller may from time to time designate by notice as provided herein.  Any such notice will be deemed given when actually received.

7.10        GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)         THIS AGREEMENT AND ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE) WILL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)         ANY PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS RESPECTIVE PROPERTY, GENERALLY AND

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

(c)         EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE).

(d)         EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(e)         EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE SENDING OF COPIES THEREOF BY FEDERAL EXPRESS OR OTHER OVERNIGHT COURIER COMPANY, TO SUCH PARTY AT ITS ADDRESS SPECIFIED BY SECTION 7.9, SUCH SERVICE TO BECOME EFFECTIVE FOUR (4) DAYS AFTER DELIVERY TO SUCH COURIER COMPANY.

(f)          NOTHING HEREIN WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

7.11        DISPUTE RESOLUTION.  In the event of an alleged breach of a provision of this Agreement by a Party hereto, the Party alleging such breach or challenging the audit report, as applicable, shall notify the other Party promptly in writing.  Such notice shall include a brief description of the alleged breach or challenged portion of the audit report, including damages sought or estimated, to the extent actually known or reasonably capable of estimation.  The Parties hereto shall then meet at a mutually acceptable time and location within thirty (30) days of the date such notice was delivered and shall attempt to negotiate a resolution in good faith.  If a resolution is not reached within *** of the date of the original notice, then either Party may commence litigation in accordance with Section 7.10.

7.12        EQUITABLE RELIEF.  Each of the Parties hereto acknowledges that each other Party may have no adequate remedy at law if a Party fails to perform any of its obligations under this Agreement in any material respect.  In such event, the Parties agree that, in addition to any other rights the Parties may have (whether at law or in equity), in the event of any material Breach or threatened material Breach by any Party of any covenant, obligation or other provision set forth in this Agreement, any non-Breaching Party will be entitled (in addition to any other remedy that may be available to it) to seek (a) a decree or other of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such material Breach or threatened material Breach.

7.13        NO THIRD-PARTY BENEFICIARIES. All rights, benefits and remedies under this Agreement are solely intended for the benefit of the Parties (including their permitted successors

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and assigns), and no other Person other than the Parties will have any rights whatsoever to (a) enforce any obligation contained in this Agreement, (b) seek a benefit or remedy for any Breach of this Agreement, or (c) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to negligence, gross negligence and strict liability), or as a defense, set-off or counterclaim to any action or claim brought or made by the Parties (or any of their permitted successors and assigns).

7.14        SEVERABILITY.  If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction. Nothing in this Agreement will be interpreted so as to require a Party to violate any Applicable Law.

7.15        EXPENSES.

(a)         Upon (i) the Tranche A Closing or (ii) the failure by Seller to consummate the transactions contemplated by this Agreement on or before the Tranche A Closing Date, where Purchaser is, in good faith, ready, willing and able to consummate the transactions contemplated by this Agreement, Seller (in either case) shall be responsible for all reasonable and documented out-of-pocket legal costs and expenses related hereto incurred by Purchaser, subject to a cap of $300,000.00 (the “Expense Cap”).  Upon the Tranche B Closing, if any, Seller shall be responsible for all reasonable and documented out-of-pocket legal costs and expenses incurred by Purchaser relating to the Tranche B Transaction; provided that the aggregate of all such expenses to be paid by Seller pursuant to this Section 7.15(a) for both the Tranche A Transaction and Tranche B Transaction shall not exceed the Expense Cap.  Notwithstanding the foregoing, if Purchaser fails to consummate the transactions contemplated by this Agreement on or before the Tranche A Closing Date where Seller is, in good faith, ready, willing and able to complete the transactions contemplated by this Agreement, Seller shall not be responsible for any of Purchaser’s legal expenses related to the transactions contemplated by this Agreement (unless the transactions contemplated by this Agreement are subsequently consummated).

(b)         In any Proceeding between the Parties arising out of or involving this Agreement or any other Transaction, the prevailing party will be entitled to recover, in addition to any other relief awarded, all expenses it incurs in that Proceeding, including reasonable attorneys’ fees and expenses.

[Signature Page Follows]

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

PURCHASER:

BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP

By:	Pharmakon Advisors, LP, its investment manager

By:	Pharmakon Management I, LLC, its general partner

By:	/s/ Pedro Gonzalez de Cosio
Name: Pedro Gonzalez de Cosio
Title: Managing Member

SELLER:

VIVUS, INC.

By:	/s/ Leland F. Wilson
Name: Leland F. Wilson
Title: Chief Executive Officer

[Signature Page to Purchase and Sale Agreement]

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX A

DEFINED TERMS

“Accounting Firm” has the meaning set forth in Section 2.3(b).

“Additional Collateral” means all of Seller’s right, title and interest in, to and under the following property, whether now owned or hereafter acquired, wherever located:

(a)           all Qsymia Product Rights and all of Seller’s rights and privileges with respect thereto;

(b)           all Regulatory Approvals;

(c)           all Supporting Obligations (as such term is defined in the UCC) in respect of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

(d)           all of Seller’s books and records relating to any and all of the foregoing;

(e)           all contractual rights of Seller under any Permitted Partnering Agreement to receive payment of Net Sales; and

(f)            all Proceeds (as such term is defined in the UCC) and products of and to any and all of the foregoing;

provided, however, that, “Additional Collateral” shall not include any general intangible, permit, lease, license, contract or other instrument of Seller included in items (D) through (H) of the definition of Qsymia Product Rights (or any of Seller’s books and records relating thereto, or any Proceeds and products thereof and thereto), if, and only to the extent, the grant of a security interest in such general intangible, permit, lease, license, contract or other instrument in the manner contemplated by this Agreement, under the terms thereof or under Applicable Law, is prohibited and would result in the termination thereof or give the other Persons party thereto the right to terminate, accelerate or otherwise alter Seller’s rights, title and interests thereunder (including upon the giving of notice or the lapse of time or both); provided, further, that (i) any such limitation described above on the security interests granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other Applicable Law (including Bankruptcy Laws) or principles of equity and (ii) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any Applicable Law, general intangible, permit, lease, license, contract or other instrument, to the extent sufficient to permit any such general intangible, permit, lease, license, contract or other instrument of Seller (and the books and records relating thereto and the Proceeds and products thereof and thereto) to become Additional Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such general intangible, permit, lease, license, contract or other instrument (and the books and records relating thereto and the Proceeds and products thereof and thereto) shall be automatically and simultaneously granted hereunder and shall be included as Additional Collateral hereunder.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-1

“Affiliate” means, with respect to an entity, any business entity controlling, controlled by, or under common control with such entity, but only so long as such control exists.  For the purposes of this definition, “controlling”, “controlled”, and “control” mean the possession, directly (or indirectly through one or more intermediary entities), of the power to direct the management or policies of an entity, including through ownership of 50% or more of the voting securities of such entity (or, in the case of an entity that is not a corporation, ownership of 50% or more of the corresponding interest for the election of the entity’s managing authority).

“Applicable Law” means, with respect to any Person, all provisions of (a) all constitutions, statutes, laws, rules, regulations, ordinances and orders of Governmental Authorities, (b) any authority, consent, approval, license, permit (or the like) or exemption (or the like) of any Governmental Authority, and (c) any orders, decisions, judgments, writs and decrees issued or entered by any Governmental Authority; in each case, applicable to such Person or any of its properties or assets.

“Audited Financial Statements” has the meaning set forth in Section 2.2(c).

“Bankruptcy Event” means, with respect to Seller, the occurrence of any of the following:

(a)         Seller will voluntarily commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, relief of debtors or the like, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any portion of its assets, or Seller will make a general assignment for the benefit of its creditors;

(b)         there will be commenced against Seller any case, proceeding or other action of a nature referred to in clause (a) above that remains undismissed or undischarged for a period of *** from the commencement thereof; or

(c)         there will be commenced against Seller any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial portion of its assets, which results in the entry of an order or decree for any such relief that will not have been vacated, discharged, stayed or satisfied pending appeal for *** from the entry thereof.

“Bankruptcy Laws” means, collectively, bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally.

“Bill of Sale” means the Bill of Sale attached hereto as Exhibit A.

“Breach” of a representation, warranty, covenant, agreement, obligation or other provision will be deemed to have occurred if there is or has been any inaccuracy in or breach of, or any failure to comply with or perform, such representation, warranty, covenant, agreement,

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-2

obligation or other provision, and “Breach” will be deemed to refer to any such inaccuracy, breach or failure.

“Bring-Down Certificate” has the meaning set forth in Section 1.7(a).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Applicable Law to remain closed.

“Calendar Quarter” means the 3-month period ended March 31, June 30, September 30 or December 31, as applicable.

“Calendar Year” means the 12-month period from January 1 through December 31.

“Change in Law” means any change in, or repeal, withdrawal, adoption or issuance of, any statute, law, rule, regulation, ordinance, order, decision, decree, judgment or ruling of any Governmental Authority that affects the applicability of any withholding Tax with respect to payments to Purchaser hereunder.

“Change of Control” means:

(a)         the acquisition at any time by a “person” or “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as in effect on the Effective Date (the “Exchange Act”)) who or which are the beneficial owners (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities representing more than 50% of the combined voting power in the election of directors of the then outstanding securities of Seller or any successor of Seller;

(b)         consummation of any assignment, transfer, sale or disposition of all or substantially all of the assets related to Product;

(c)         consummation of any merger, consolidation, or statutory share exchange to which Seller is a party, as a result of which the Persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation;

(d)         consummation by Seller of any sale or disposition, directly or indirectly, of any of the Collateral or any interest therein to any Third Person, including by operation of law or otherwise, except as permitted under this Agreement (including as permitted under the Patent Abandonment Requirements);

(e)          consummation by Seller of any sale or disposition, directly or indirectly, of any rights to or interest in any Product to any Third Person, including by operation of law or otherwise, that adversely affects Purchaser’s right to receive any Scheduled Quarterly Amount (or, as applicable, the Quarterly Cap, subject to the terms and conditions herein); or

(f)          the grant by Seller or any of its Affiliates at any time during the Payment

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-3

Period to a Third Person of a license to market, offer for sale and sell Product in the U.S.

Notwithstanding the foregoing, a Permitted Partnering Agreement and a Permitted Action shall not constitute a Change of Control.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral” means the Additional Collateral and, in the event of a Recharacterization, the Additional Collateral plus the Purchased Receivables.

“Commercialization” means any and all activities directed to the manufacture, distribution, marketing, detailing, promotion, selling and, outside of the United States, securing of reimbursement of Product.  When used as a verb, “Commercialize” shall mean to engage in Commercialization.

“Commercially Reasonable Efforts” means those commercially reasonable efforts and resources consistent with the usual practices of Seller in pursuing the development, manufacturing or Commercialization of a biologic or pharmaceutical product or therapy owned or licensed by it, with similar product characteristics, which is at a similar stage of research, development or Commercialization, taking into account efficacy, safety, proprietary position of the product or therapy, including patent and regulatory exclusivity, regulatory structure involved including anticipated or approved labeling and anticipated or approved post-approval requirements, present and future market and commercial potential including competitive market conditions and probability of the profitability of the product or therapy in light of pricing and reimbursement issues, and all other relevant factors including technical, legal, scientific and/or medical factors and the unique nature of Product to be developed, manufactured or Commercialized under this Agreement.

“Confidential Information” has the meaning set forth in Section 5.1.

“Damages” means any loss, damage, Liability, claim, demand, settlement amount, judgment, award, fine, penalty, Tax, fee (including any reasonable legal fee, expert fee, accounting fee or advisory fee), charge, cost (including any reasonable cost of investigation and court cost) or expense of any nature.

“Default” means any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default.

“EBITDA” means, for such period determined on a consolidated basis in accordance with GAAP, net profit or loss plus (without duplication and to the extent deducted in determining net profit or loss) (a) interest expense net of interest income, (b) provision for income taxes and (c) depreciation, amortization and stock-based compensation and other similar non-cash expenses; provided that, to the extent included in EBITDA and without duplication, the following shall be excluded: (i) extraordinary gains and losses and unusual or non-recurring income or charges, (ii) currency translation gains and losses related to currency remeasurements of Indebtedness and (iii) fair value non-cash gains or losses of swaps, derivatives or similar arrangements.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-4

“Effective Date” has the meaning set forth in the Preamble.

“EMEA” means the European Medicines Agency or any successor agency thereto.

“Encumbrance” means any lien, charge, security interest, mortgage, option, pledge, assignment or any other encumbrance of any Person of any kind whatsoever.

“Enforcement Action” means any Proceeding brought, or assertion made, by Seller (whether as plaintiff or by means of counterclaim) against any Third Person relating to arising out of any infringement, misuse or misappropriation by such Third Person of any Qsymia Patent Rights.

“Event of Default” means each of the following events or occurrences:

(a)           failure of Seller to deliver or cause to be delivered to Purchaser any (i) Scheduled Quarterly Amount or Quarterly Cap, as applicable, (ii) the Promotion and Marketing Payment Amount following a Promotion and Marketing Failure or (iii) the Tranche B Outstanding Payment Amount following a Retail Pharmacy Failure, in each case, when and as such payment is due and payable in accordance with the terms of this Agreement and such failure is not cured within *** after written notice thereof is given to Seller by Purchaser;

(b)           failure of Seller to deliver any of the deliverables to Purchaser in accordance with Section 2.2 and such failure is not cured within *** after written notice thereof is given to Seller by Purchaser;

(c)           a Promotion and Marketing Failure occurring after the second anniversary of the Effective Date;

(d)           Breach of the covenants in Section 4.4(a) (or, solely as it relates thereto, Section 4.4(e)) and such Breach is not cured within *** of the occurrence of such Breach; provided, however, that in the event such Breach relates to Seller exceeding a limitation on Permitted Indebtedness as set forth in subsection (k) of the definition of “Permitted Indebtedness” and Seller has notified Purchaser in writing that it plans to pay the Outstanding Payment Amount, then it shall not be considered an Event of Default if Seller pays in full the Outstanding Payment Amount to Purchaser within *** of the date Seller exceeded such limitation (if Seller does not pay the Outstanding Payment Amount in full within ***, then it shall be an Event of Default on *** following the date of Seller exceeding such limitation and there shall be no additional cure period).

(e)           Seller becomes subject to a Bankruptcy Event; and

(f)            Purchaser shall fail to have a first-priority perfected security interest under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States in any of the Additional Collateral, subject only to Permitted Encumbrances, and such first-priority perfected security interest is not restored within *** after written notice thereof is given to Seller by Purchaser, other than in connection with a Licensing Transaction.

“Existing In-License” has the meaning set forth in Section 3.1(i).

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-5

“Excluded Assets” means collectively (a) the Qsymia Product Rights, subject to Section 4.8, (b) any Retained Receivables, (c) any reimbursements, milestone payments, fees, indemnification, damages, awards, settlement payments, compensation, interest, consideration or right of payment of any kind related to Product that is due to Seller other than as set forth herein, and (d) all other assets of Seller.

“Expense Cap” has the meaning set forth in Section 7.15(a).

“FDA” means the United States Food and Drug Administration and any successor entity thereto.

“FFDCA” means the Federal Food, Drug, and Cosmetic Act.

“Fixed Tranche B Date” has the meaning set forth in Section 2.1(a)(ii).

“Funded Activities” means any and all activities, efforts and services performed in furtherance of the research, discovery, development, commercialization and exploitation of Product, including the purchase of materials, general and administrative expenses, corporate infrastructure and corporate overhead.

“GAAP” means United States generally accepted accounting principles applicable to Seller or any licensee of Seller, consistently applied throughout Seller’s or Seller’s licensee’s organization.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guaranty” of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a Third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such Third Person or otherwise).  The word “Guarantee” when used as a verb has the correlative meaning.

“Improvements” means any improvement, invention or discovery relating to the composition, manufacture, use or sale of a Product, an active ingredient therein, the formulation of such Product, or a derivative of any of the foregoing.

“Indebtedness” of any Person means (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business, (d) any

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-6

obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person, (f) any repurchase obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property by such Person (excluding any such obligation to the extent the obligation can be satisfied by the issuance of capital stock other than Mandatorily Redeemable Stock), (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit, bank guarantee or similar instrument issued by such other Person, (h) any Indebtedness of others secured by an Encumbrance on any asset of such Person and (i) any Indebtedness of others Guaranteed by such Person.

“In-License” means any license or other agreement between Seller or any of its Affiliates and any Third Person pursuant to which Seller or any of its Affiliates obtains a license, a right, a covenant not to sue or similar grant of rights, or an option to obtain any such grants of rights, to any Qsymia Product Right that is necessary for the research, development, use or Commercialization of the Product.

“Judgment” means any judgment, order, writ, injunction, citation, award or decree of any nature.

“Knowledge” means, (a) when referring to Seller, the actual knowledge of Seller’s “Named Executive Officers” (as defined in Item 402 of Regulation S-K (17 CFR 229.402), as amended from time to time), and (b) when referring to Purchaser, the actual knowledge of any management-level employee of Purchaser or any of its Affiliates.

“Liability” of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

“Make-Whole Premium” means, for each Payment Date, an amount equal to the applicable Scheduled Quarterly Amount of the preceding Payment Date (which, for the avoidance of doubt, shall include the aggregate of all accrued and unpaid Make-Whole Premiums) less the actual payment of the Scheduled Quarterly Amount made to Purchaser of the preceding Payment Date, multiplied by 1.03.

“Mandatorily Redeemable Stock” means, with respect to any Person, any share of such Person’s capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished (other than capital stock to the extent redeemable in exchange for capital stock that is not Mandatorily Redeemable Stock, at the option of the issuer of such capital stock, or capital stock issuable under the Rights Plan), or convertible into any Indebtedness or Mandatorily Redeemable Stock of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings, in the case of each of

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-7

clauses (i) through (iii), on or prior to the end of the Term or (b) convertible into shares of such Person’s capital stock described in subsection (a) above.

“Marketing Approval” means the approval of an NDA by the FDA necessary for the Commercialization of a pharmaceutical product in the United States (or, in a country other than the United States, the equivalent necessary approval(s) by applicable Governmental Entities for Commercialization of a pharmaceutical product in such country).

“Material Adverse Effect” means a material adverse effect on: (a) the validity or enforceability of any of the Transaction Documents; (b) the back-up security interest granted pursuant to Section 4.8; (c) the security interest granted pursuant to Section 4.9; (d) the right or ability of Seller to grant any of the rights or perform any of its obligations under any of the Transaction Documents or to consummate any of the transactions contemplated thereby; (e) the rights and remedies of Purchaser under any of the Transaction Documents; (f) the right of Purchaser to receive a Scheduled Quarterly Amount payment or the timing, amount or duration of such payment of the Scheduled Quarterly Amount (or, as applicable, the Quarterly Cap, subject to the terms and conditions herein); (g) the Purchased Receivables or any of Purchaser’s right, title and interest therein, thereto and thereunder; or (h) Seller’s title to or control of, or the validity or enforceability of, any of the Qsymia Patent Rights (subject to the Patent Abandonment Requirements) or Qsymia Trademarks.

“Najarian Agreement” means that certain Assignment Agreement, dated as of October 16, 2001, by and between Thomas Najarian, M.D. and Seller.

“NDA” means a new drug application (as such term is used under the FFDCA), or other applicable pharmaceutical approval submission to the FDA for Marketing Approval (or, in a country other than the U.S., the equivalent necessary submissions to the applicable Governmental Entity for Marketing Approval).

“Net Sales” means the aggregate, gross amount invoiced for sales of Product or any other obesity agent developed or marketed by Seller or its Affiliates by or on behalf of Seller or its Affiliates or any licensee of Seller or Seller’s Affiliates to a Third Person in an arms-length transaction (excluding any sales among Seller, its Affiliates and any licensee of Seller or Seller’s Affiliates) less the following amounts, to the extent actually incurred or accrued, related to such Product:

(a)           reasonable and customary rebates, chargebacks, cash, quantity, trade and similar discounts, credits and allowances and other price reductions reasonably granted, allowed, incurred or paid in so far as they are applied to sales of such Product;

(b)           reasonable and customary credits, allowances, discounts, rebates and chargebacks in so far as they are applied to sales of such Product, including, without limitation, any of the foregoing taken upon rejection, return or recall of such Product;

(c)           reasonable and customary freight and insurance costs incurred with respect to the shipment of such Product to customers, in each case if charged separately and invoiced to the customer;

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-8

(d)           duties, surcharges and other governmental charges in connection with the sales of such Product to any Third Person, to the extent borne by the Seller;

(e)           sales, use, value-added, excise and other similar taxes (excluding income taxes), as adjusted for rebates and refunds, imposed in connection with the sales of such Product to any Third Person, to the extent such taxes are not paid by the Third Person; and

(f)            any other expenses directly related to the distribution and sale of Product that are allowed by GAAP, provided that such expenses are reasonable and taken in good faith.

With respect to sales of Product invoiced in U.S. dollars, Net Sales shall be determined in U.S. dollars.  With respect to sales of Product invoiced in a currency other than U.S. dollars, Net Sales shall be determined by translating the currencies at which the sales are made into U.S. dollars, at rates of exchange determined by calculating the quarterly business day average of the published rates of exchange for such non-U.S. dollar currencies as quoted by the Wall Street Journal.

Net Sales shall not include transfers of Products for use in the clinical trials (excluding post-Marketing Approval studies), development purposes, compassionate use purposes or samples, and no payment shall be due hereunder with respect to such transfers.

Notwithstanding the foregoing, a Net Sale shall be determined at all times in accordance with GAAP, except that, with respect to sales of Product by licensee that is a non-U.S. Person, a Net Sale by such licensee shall be determined in accordance with the generally accepted accounting principles applicable to, and required by Applicable Law to be used by, such licensee.

“Outstanding Payment Amount” means, as of any date, an amount equal to the sum of all (a) Tranche A Outstanding Payment Amounts and (b) Tranche B Outstanding Payment Amounts.

“Party” or “Parties” has the meaning set forth in the Preamble.

“Patents” means all patents and patent applications existing as of the Effective Date and all patent applications filed or patents issued hereafter, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any of the foregoing patent applications, any reissue, reexamination, renewal or patent term extension or adjustment (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

“Patent Abandonment Requirements” means, with respect to any Patent that Seller desires to (i) decline to prosecute or maintain or (ii) abandon, Seller shall be required to first replace such Patent with a Patent that (A) similarly relates to the development, manufacture, use, marketing, promotion, sale or distribution of Product and (B) has a term of protection no shorter in duration than such Patent.

“Patent Security Agreement” means the Patent and Trademark Security Agreement attached hereto as Exhibit B.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-9

“Payment Period” means the period of time commencing on March 31, 2014 and ending on the earlier of the Payoff Date and March 31, 2018.

“Payoff Date” has the meaning set forth in Section 2.1(d).

“Permitted Action” means:

(a)           the sale, transfer, assignment, license, sublicense, abandonment or disposal of, or the failure to maintain or prosecute, any Permitted Qsymia Product Rights that, in Seller’s reasonable discretion, is no longer necessary or useful for the development, manufacture, sale or commercialization of Product; provided that such action does not, and would not reasonably be expected to, result in a Material Adverse Effect;

(b)           the license or sublicense of any Permitted Qsymia Product Rights in the ordinary course of business that is reasonably necessary in Seller’s discretion to maximize Net Sales of the Product and/or Commercialize the Product; provided that such action (i) does not, and would not reasonably be expected to, result in a Material Adverse Effect and  (ii) would not constitute a licensing, co-promotion, joint venture, partnering or similar agreement or arrangement with a Third Person for the purpose of securing promotional and/or marketing resources for Product that would not qualify as a Permitted Partnering Agreement;

(c)           the surrender or waiver of contractual rights with respect to Permitted Qsymia Product Rights in the ordinary course of business; provided that such action does not, and would not reasonably be expected to, result in a Material Adverse Effect;

(e)           the settlement, release or surrender of tort or other potential or actual litigation claims relating to Permitted Qsymia Product Rights in the ordinary course of business; provided that such action does not, would not reasonably be expected to, result in a Material Adverse Effect;

(f)            the grant of Permitted Encumbrances; and

(g)           any other action by Seller otherwise permitted or required under this Agreement.

“Permitted Encumbrances” means:

(a)           Encumbrances created in favor of Purchaser pursuant to this Agreement;

(b)           inchoate Encumbrances for Taxes not yet delinquent or Encumbrances for Taxes which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

(c)           Encumbrances in respect of property of Seller imposed by Applicable Law which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, distributors’, wholesalers’, materialmen’s and mechanics’ liens and other similar Encumbrances arising in the ordinary course of business and which do not in the aggregate materially detract from the value of the property of Seller and do not materially impair the use thereof in the operation of the business of Seller;

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-10

(d)           Encumbrances (i) imposed by Applicable Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation, (ii) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise Taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (iii) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers imposed by Applicable Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation;

(e)           Encumbrances, consisting of the rights of licensors or licensees, existing on the date of this Agreement or granted or created in the ordinary course of business after the date of this Agreement, in each such case pursuant to a license permitted hereunder;

(f)            Encumbrances on cash collateral securing reimbursement obligations under letters of credit;

(g)           normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions; and

(h)           Encumbrances securing judgments, awards or orders for payment of money (i) ***, in the aggregate, (ii) covered by third-party insurance, or (iii) that are stayed, bonded or discharged within ***.

“Permitted Indebtedness” means:

(a)           Indebtedness in respect of capital leases or otherwise incurred to acquire equipment and capital assets;

(b)           Indebtedness with respect to surety and performance bonds and similar obligations arising in the ordinary course of business;

(c)           Indebtedness consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

(d)           intercompany Indebtedness among Seller and its Subsidiaries;

(e)           Indebtedness incurred in connection with corporate credit cards issued by companies or financial institutions in the ordinary course of business;

(f)            Indebtedness in respect of letters of credit, bank guarantees and similar instruments issued for the account of Vivus and its Subsidiaries in the ordinary course of business supporting obligations under (A) workers’ compensation, unemployment insurance and other social security laws and (B) bids, trade debt, leases, statutory obligations, surety and appeal bonds, performance bonds and obligations of a like nature;

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-11

(g)           Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;

(h)           customer advances or deposits received in the ordinary course of business;

(i)            Indebtedness in respect of netting services, overdraft protections, payment processing, automatic clearinghouse arrangements, arrangements in respect of pooled deposit or sweep accounts, check endorsement guarantees, and otherwise in connection with deposit accounts or cash management services;

(j)            inventory or receivable financings in an aggregate principal amount at any time outstanding not to exceed *** of the value of such inventory or receivables;

(k)           (i) up to *** aggregate face value at any time outstanding, in unsecured Indebtedness with a maturity date after September 30, 2018 and not redeemable at the option of the holder before September 30, 2018 (other than nominal amortization requirements not to exceed *** per annum of the initial aggregate principal amount of such Indebtedness, excess cash flow and/or extraordinary receipts offer or repayment provisions, customary offers to repurchase such Indebtedness upon a change of control, asset sales (or casualty or condemnation events) or “fundamental change” and other than settlement upon conversion of convertible indebtedness) (the “Initial Unsecured Debt”); and

(ii) additional unsecured Indebtedness with a maturity date after December 31, 2019 and not redeemable at the option of the holder before December 31, 2019 (other than nominal amortization requirements not to exceed *** per annum of the initial aggregate principal amount of such indebtedness, excess cash flow and/or extraordinary receipts offer or repayment provisions, customary offers to repurchase such Indebtedness upon a change of control, asset sales (or casualty or condemnation events) or “fundamental change” and other than settlement upon conversion of convertible indebtedness) (the “Incremental Unsecured Debt”); provided that the aggregate principal amount of Incremental Unsecured Debt at any time outstanding shall not exceed the lesser of (A) the trailing 12 months Net Sales, less ***, and (B) *** (for the avoidance of doubt, the total aggregate principal amount of the Initial Unsecured Debt and the Incremental Unsecured Debt at any time outstanding shall not exceed ***);

(l)            Indebtedness incurred to finance acquisitions or to finance the purchase, construction or other acquisition of manufacturing capacity; provided, that Purchaser shall have given its prior consent to any such incurrence, not to be unreasonably withheld or delayed (it being agreed that it shall not be unreasonable for Purchaser to take into account its economic interest in receiving Scheduled Quarterly Amounts in considering whether to give or withhold such consent);

(m)          Indebtedness acquired in connection with any acquisition where such Indebtedness (i) existed on the date of the consummation of such acquisition, (ii) was not incurred in contemplation of such acquisition, and (iii) is not at any time secured by assets of Seller and its Subsidiaries other than those acquired in such acquisition; provided, that Purchaser shall have given its prior consent to the incurrence of any such Indebtedness, not to be unreasonably withheld or delayed (it being agreed that it shall not be unreasonable for Purchaser

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-12

to take into account its economic interest in receiving Scheduled Quarterly Amounts in considering whether to give or withhold such consent);

(n)           Indebtedness which may be deemed to exist in connection with agreements providing for indemnification, severance arrangements, purchase price adjustments, earnouts, stay bonuses and similar obligations in connection with the acquisition or disposition of assets;

(o)           Indebtedness outstanding on the Effective Date;

(p)           obligations (contingent or otherwise) existing or arising under any hedging transaction, provided that such obligations are (or were) entered into by Vivus or any of its Subsidiaries in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by Vivus and any of its Subsidiaries, or changes in the value of securities issued by Vivus and any of its Subsidiaries, and not for purposes of speculation;

(q)           Guaranties of Permitted Indebtedness;

(r)            Indebtedness incurred pursuant to this Agreement and the other Transaction Documents;

(s)            Indebtedness that is recourse only to Seller’s or any of its Subsidiary’s right, title and interest in and to any or all of the patents and trademarks covering the manufacture and use of STENDRA™ (avanafil), which, for the avoidance of doubt, shall not include any of the Collateral and shall otherwise be non-recourse; and

(t)            extensions, refinancings and renewals of indebtedness described in clauses (k), (l), (m), (o), and (s) above; provided that the principal amount of each such extension, refinancing or renewal does not exceed the original principal amount of the indebtedness being extended, refinanced or renewed (plus the sum of (A) accrued and unpaid interest and fees thereon and (B) customary fees and expenses relating to such extension, renewal, replacement or refinancing) or the terms thereof are not modified to impose materially more burdensome terms upon Vivus and any of its Subsidiaries, as the case may be.

“Permitted Partner” means a Third Person party to a Permitted Partnering Agreement with Seller.

“Permitted Partnering Agreement” means a licensing, co-promotion, joint venture, partnering or similar agreement or arrangement with a Permitted Partner for the purpose of securing promotional and/or marketing resources for Product that is expressly subject to the following conditions:  (a) Seller shall continue to receive no less than twenty-five percent (25%) of Net Sales of Product and (b) the Permitted Partner covenants and agrees in writing to provide promotion and marketing efforts of Product in the Territory substantially similar to, and in any event no less in scope, degree or scale than, the promotional and marketing efforts undertaken by Seller hereunder.

“Permitted Qsymia Product Rights” means items (D) through (I) of the definition of “Qsymia Product Rights”.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-13

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“Pharmakon” has the meaning set forth in Section 1.6.

“Proceeding” means any action, suit, claim, litigation, arbitration, mediation, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority, any arbitrator or arbitration panel or any mediator.

“Product” means Qsymia™ (phentermine and topiramate extended release) capsules (formerly known Qnexa®) and any derivative or Improvement thereof (for the avoidance of doubt, Product shall also include Qsiva™ as it relates to the European Union).

“Promotion and Marketing Failure” means the failure of Seller to use Commercially Reasonable Efforts in the promotion and marketing of Product in the Territory (i) during the period beginning on the Tranche A Closing Date and ending on December 31, 2013, and (ii) any Calendar Quarter thereafter, and such failure is not cured within *** after written notice thereof is given to Seller by Purchaser; provided that such cure must occur in the Calendar Quarter following receipt of such written notice for it to be effective.

“Promotion and Marketing Payment Amount” means an amount equal to all accrued and unpaid Scheduled Quarterly Amounts as of the date of payment (including any accrued and unpaid Make-Whole Premiums as of such date) plus a return on such Scheduled Quarterly Amounts equal to 12.75% per annum (compounded quarterly).

“PTO” means the United States Patent and Trademark Office.

“Purchase Price” has the meaning set forth in Section 1.2(a).

“Purchased Receivables” means (a) each payment of Scheduled Quarterly Amounts and (b) any Scheduled Quarterly Amount underpayments or other monetary recoveries resulting from an audit of Seller pursuant to Section 2.3 and (c) any interest on any amounts referred to in clauses (a) and (b) above payable by Seller to Purchaser pursuant to Section 2.5; in the case of clauses (a), and (b) above, irrespective of any amounts which may be payable by Seller or any of its Affiliates to Third Persons.

“Purchaser” has the meaning set forth in the Preamble.

“Qsymia Patent Rights” means (i) the Patents and patent applications listed in Schedule 3.1(m) (including any PCT and/or U.S. utility application claiming priority to such provisional application(s) that are filed on or before the one year conversion date of such application(s)); (ii) any patent or patent application that claims priority to, and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of, any patent application identified in (i); (iii) any patents issuing on any patent application identified in (i) or (ii), including any reissues,

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-14

renewals, reexaminations, substitutions or extensions thereof; (iv) any claim of a divisional, continuation or continuation-in-part application or patent (including any reissues, renewals, reexaminations, substitutions or extensions thereof) that is entitled to the priority date of, and is directed specifically to subject matter specifically described in, at least one of the patents or patent applications identified in (i), (ii) or (iii); (v) any foreign counterpart (including PCTs) of any patent or patent application identified in (i), (ii) or (iii) or of the claims identified in (iv); and (vi) any supplementary protection certificates or similar patent term extensions of any patents and patent applications identified in (i) through (v).

“Qsymia Product Rights” means any and all of the following, as they exist throughout the world: (A) Qsymia Patent Rights; (B) rights in the Qysmia Trademarks; (C) regulatory filings, submissions and approvals related to Product; (D) unregistered trademarks, service marks, trade names, trade dress, logos, packaging design, slogans and Internet domain names, and registrations and applications for registration of any of the foregoing, in each case, as related to a Product; (E) copyrights in both published and unpublished works, including without limitation all compilations, databases and computer programs, manuals and other documentation and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above, in each case, as related to a Product; (F) rights in know-how, trade secrets, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to a Product; (G) any and all other intellectual property rights and/or proprietary rights specifically relating to any of the foregoing; (H) claims of infringement and misappropriation against Third Parties relating to a Product; and (I) all contractual rights of Seller under the Third Party Agreements.

“Qsymia Trademarks” means the registered trademarks listed in Schedule 3.1(m).

“Quarterly Cap” has the meaning set forth in Section 2.1(b).

“Quarterly Reports” has the meaning set forth in Section 2.2(a).

“Recharacterization” has the meaning set forth in Section 4.7.

“Regulatory Approvals” means the New Drug Application, Abbreviated New Drug Application, Biologics License Application, or similar application which is required to be filed by Seller with the appropriate Governmental Authority (e.g., the FDA in the United States; the EMEA in Europe) to obtain approval to market a Product in the relevant jurisdiction and issued (or to be issued) in the name of Seller (or its Affiliates), and any amendments or supplements thereto.

“REMS Modification” means the Risk Evaluation and Mitigation Strategies Modification proposing to expand access to the Product through a network of certified retail pharmacies.

“Retail Pharmacy Failure” means the failure of Product to be available in at least *** certified retail pharmacy locations by December 31, 2014.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-15

“Retained Receivables” means any and all amounts received by or payable to Seller by Affiliates or licensees of Seller that are attributable to sales of the Product that do not constitute Purchased Receivables.

“Rights Plan” means that certain Preferred Stock Rights Agreement, dated as of March 27, 2007, by and between Seller and Computershare Investor Services, LLC.

“SEC” means the U.S. Securities and Exchange Commission and any successor entity thereto.

“Scheduled Quarterly Amounts” means (a) at any time prior to the Tranche B Closing, the Tranche A Scheduled Quarterly Amounts and (b) following the Tranche B Closing (if any), the Tranche A Scheduled Quarterly Amounts plus the Tranche B Scheduled Quarterly Amounts.

“Seller” has the meaning set forth in the Preamble.

“Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, capital stock of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency).

“Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called (including interest and penalties thereon and any additions thereto) by any Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

The “Term” of this Agreement will be as set forth in Section 6.1.

“Territory” means worldwide.

“Third Party Agreements” means the agreements set forth on Schedule 3.1(k).

“Third Person” means any Person other than the Parties or their respective Affiliates.

“Tranche A Amount” has the meaning set forth in Section 1.2(a)(i).

“Tranche A Closing” has the meaning set forth in Section 1.4.

“Tranche A Closing Date” has the meaning set forth in Section 1.4.

“Tranche A Transaction” has the meaning set forth in Section 1.2(a)(i).

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-16

“Tranche A Funding Payment” means one percent (1%) of the Tranche A Amount, or $500,000.

“Tranche A Outstanding Payment Amount” means, as of any date, an amount equal to the sum of all unpaid Tranche A Scheduled Quarterly Amounts (including any accrued and unpaid Make-Whole Premiums).

“Tranche A Scheduled Quarterly Amount” has the meaning set forth in Section 2.1(a)(i).

“Tranche B Amount” has the meaning set forth in Section 1.2(a)(ii).

“Tranche B Transaction” has the meaning set forth in Section 1.2(a)(i).

“Tranche B Closing” has the meaning set forth in Section 1.4.

“Tranche B Closing Date” has the meaning set forth in Section 1.4.

“Tranche B Facility Payment” means one percent (1%) of the Tranche B Amount, or $600,000.

“Tranche B Final Amount” has the meaning set forth in Section 2.1(a)(ii).

“Tranche B Funding Payment” means one percent (1%) of the Tranche B Amount, or $600,000.

“Tranche B Outstanding Payment Amount” means, as of any date, an amount equal to the sum of all unpaid Tranche B Scheduled Quarterly Amounts (including any accrued and unpaid Make-Whole Premiums); provided, however, that if the Tranche B Closing has not occurred, then the Tranche B Outstanding Payment Amount shall be $0.

“Tranche B Scheduled Quarterly Amount” has the meaning set forth in Section 2.1(a)(ii).

“Transaction Documents” means, collectively, this Agreement, the Patent Security Agreement, the Bill of Sale, and any document, certificate or other instrument delivered in connection therewith.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of Purchaser’s ownership interest in the Purchased Receivables, the back-up security interest granted pursuant to Section 4.7, or the security interest granted pursuant to Section 4.8 is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-17

“Updated Disclosure Schedule” means an updated set of schedules to this Agreement, to be dated as of the Tranche B Closing Date, delivered to Purchaser pursuant to Section 1.7(b) of this Agreement and attached to the Bring-Down Certificate.  Such Updated Disclosure Schedule shall include disclosure necessary to make the representations and warranties of Seller in Section 3.1 of this Agreement true and correct as of the date of the Tranche B Closing Date and to consist solely of information regarding circumstances, facts, events or conditions that have arisen, occurred or come into existence after the Effective Date of this Agreement; provided, however, that such Updated Disclosure Schedule shall not correct, supplement or amend the disclosures set forth in the schedules attached to the Agreement on the Effective Date for purposes of the representations and warranties made by the Company as of the Effective Date of this Agreement, but the disclosures contained in the Updated Disclosure Schedule shall be deemed to modify and qualify all representations and warranties made in this Agreement on and as of the Tranche B Closing Date with respect to the Tranche B Transaction.

“Up-Front Payments” means the Tranche A Funding Payment and the Tranche B Facility Payment.

“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.

“Unaudited Financial Statements” has the meaning set forth in Section 2.2(b).

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A-18

EXHIBIT A

BILL OF SALE

THIS BILL OF SALE (this “Purchaser Bill of Sale”) is made, entered into and effective this          day of April, 2013, by and between by and between VIVUS, INC., a Delaware corporation, and its permitted successors and assigns (“Seller”) and BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP, a Cayman Islands exempted limited partnership, and its permitted successors and assigns (“Purchaser”). Capitalized terms used but not defined herein will have the meanings ascribed to such terms in that certain Purchase and Sale Agreement, dated as of March 25, 2013, by and between Seller and Purchaser (the “Purchase Agreement”).

RECITALS

WHEREAS, Seller desires to sell, transfer, convey and assign to Purchaser, and Purchaser desires to purchase and accept from Seller, all of Seller’s right, title and interest in, to and under the Purchased Receivables, on the terms and conditions set forth in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.                                      Seller, by this Purchaser Bill of Sale, does hereby sell, transfer, convey, assign and deliver to Purchaser, and Purchaser does hereby purchase and accept, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

2.                                      Seller hereby covenants that, at any time or from time to time after the date hereof, at Purchaser’s reasonable request and without further consideration but at Purchaser’s expense, Seller will execute and deliver to Purchaser such other instruments of sale, transfer, conveyance and assignment as Purchaser may reasonably deem necessary to sell, transfer, convey, assign and deliver to Purchaser, and to confirm Purchaser’s title to, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

3.                                      Seller represents, warrants and covenants that (a) it has absolute title to the Purchased Receivables free and clear of all Encumbrances (other than Permitted Encumbrances), (b) it has not made any prior sale, transfer, conveyance, assignment, grant or delivery of any Purchased Receivables, (c) it has the present lawful right, power and authority to sell, transfer, convey, assign and deliver the Purchased Receivables to Purchaser free and clear of all Encumbrances (other than Permitted Encumbrances), and (d) all action has been taken which is required for Seller to make this Purchaser Bill of Sale, and this Purchaser Bill of Sale is, a legal, valid and binding obligation of Seller.

4.                                      This Purchaser Bill of Sale will be binding upon and inure to the benefit of Seller, Purchaser and their respective permitted successors and assigns under the Purchase Agreement, for the uses and purposes set forth and referred to above, effective immediately upon its delivery to Purchaser.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.                                      (a)                                 THIS PURCHASER BILL OF SALE AND ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS PURCHASER BILL OF SALE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE) WILL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)                                 ANY PROCEEDING WITH RESPECT TO THIS PURCHASER BILL OF SALE WILL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS RESPECTIVE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

(c)                                  EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR DISPUTE ARISING OUT OF OR RELATING TO THIS PURCHASER BILL OF SALE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE).

(d)                                 EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(e)                                  EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE SENDING OF COPIES THEREOF BY FEDERAL EXPRESS OR OTHER OVERNIGHT COURIER COMPANY, TO SUCH PARTY AT ITS ADDRESS SPECIFIED BY SECTION 7.9 OF THE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOUR (4) DAYS AFTER DELIVERY TO SUCH COURIER COMPANY.

(f)                                   NOTHING HEREIN WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

6.                                      Notwithstanding anything to the contrary contained in this Purchaser Bill of Sale, in the event of any conflict between the terms of this Purchaser Bill of Sale and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall control.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.                                      This Purchaser Bill of Sale may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all of such counterparts will together constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have executed this Purchaser Bill of Sale as of the day and year first written above.

SELLER:	PURCHASER:

VIVUS, INC.	BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP

By:	By:	Pharmakon Advisors, LP, its investment manager

Name: Leland F. Wilson	By:	Pharmakon Management I, LLC its general partner

Title: Chief Executive Officer
By:

Name: Pedro Gonzalez de Cosio

Title: Managing Member

Signature Page to Purchaser Bill of Sale

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

PATENT SECURITY AGREEMENT

PATENT AND TRADEMARK SECURITY AGREEMENT

This Patent and Trademark Security Agreement (the “Security Agreement”) is made the      day of April, 2013, by and between VIVUS, INC., a Delaware corporation, and its permitted successors and assigns (the “Grantor”) and BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP, a Cayman Islands exempted limited partnership, and its permitted successors and assigns (the “Secured Party”).

RECITALS

WHEREAS, reference is made to that certain Purchase and Sale Agreement (“the Agreement”) dated as of March 25, 2013 (and as amended, supplemented, restated, or otherwise modified from time to time), by and between the Grantor and the Secured Party;

WHEREAS, pursuant to the Agreement, the Grantor granted to the Secured Party a security interest in regards to all of Grantor’s right, title, and interest in, to, and under the Additional Collateral, whether now owned or hereafter acquired by the Grantor and all of Grantor’s rights and privileges with respect thereto;

WHEREAS the Grantor and the Secured Party have agreed to execute all documents to perfect the security interest of the Secured Party in such Additional Collateral of the Grantor, perfected and prior to all other Encumbrances thereon (other than Permitted Encumbrances);

WHEREAS, in connection with the Agreement, the Grantor and the Secured Party have entered into this Security Agreement as of the date hereof (and as amended, supplemented, restated, or otherwise modified from time to time);

WHEREAS, the Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Additional Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

WHEREAS, as a condition, among others, to the terms contemplated by the Agreement in regards to the Additional Collateral, the parties hereto execute this Security Agreement.

NOW THEREFORE, the parties hereto agree as follows:

1.                                      Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings ascribed to them, or incorporated by reference in, the Agreement.

2.                                      Grant of Security Interest.  Pursuant to the terms of the Agreement, Grantor hereby grants a security interest in all of its right, title, and interest in, to, and under all of the following Additional Collateral:

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a)                                 all Qsymia Product Rights set forth on Exhibit A to this Security Agreement and all of Grantor’s rights and privileges with respect thereto;

(b)                                 all Regulatory Approvals;

(c)                                  all Supporting Obligations (as such term is defined in the UCC) in respect of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

(d)                                 all of Grantors’s books and records relating to any and all of the foregoing;

(e)                                  all contractual rights of Grantor under any Permitted Partnering Agreement to receive payment of Net Sales; and

(f)                                   all Proceeds (as such term is defined in the UCC) and products of and to any and all of the foregoing;

provided, however, that, “Additional Collateral” shall not include any general intangible, permit, lease, license, contract or other instrument of Grantor included in items (D) through (H) of the definition of Qsymia Product Rights (or any of Grantor’s books and records relating thereto, or any Proceeds and products thereof and thereto), if, and only to the extent, the grant of a security interest in such general intangible, permit, lease, license, contract or other instrument in the manner contemplated by this Agreement, under the terms thereof or under Applicable Law, is prohibited and would result in the termination thereof or give the other Persons party thereto the right to terminate, accelerate or otherwise alter Grantor’s rights, title and interests thereunder (including upon the giving of notice or the lapse of time or both); provided, further, that (i) any such limitation described above on the security interests granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other Applicable Law (including Bankruptcy Laws) or principles of equity and (ii) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any Applicable Law, general intangible, permit, lease, license, contract or other instrument, to the extent sufficient to permit any such general intangible, permit, lease, license, contract or other instrument of Grantor (and the books and records relating thereto and the Proceeds and products thereof and thereto) to become Additional Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such general intangible, permit, lease, license, contract or other instrument (and the books and records relating thereto and the Proceeds and products thereof and thereto) shall be automatically and simultaneously granted hereunder and shall be included as Additional Collateral hereunder.

3.                                      Reference to the Agreement.  This Security Agreement has been entered into by the Grantor and the Secured Party solely for purposes as contemplated by the Agreement.  In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of the Agreement, the terms and provisions of this Security Agreement shall govern.

4.                                      Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be an original, but all of which together will constitute one and the same

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

instrument.  To evidence the fact that it has executed this Agreement, a Party may send a copy of its executed counterpart to the other Parties by facsimile or other electronic transmission.  In such event, such Party will forthwith deliver to the other Parties the counterpart of this Agreement executed by such Party.

5.                                      Governing Law.  This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

[Signature page follows]

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Secured Party and the Grantor have caused this Security Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first set forth above.

BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP, as the Secured Party

By:	Pharmakon Advisors, LP, its investment manager
By:	Pharmakon Management I, LLC, its general partner

By:

Name: Pedro Gonzalez de Cosio

Title: Managing Member

VIVUS, INC., as the Grantor

By:

Name: Leland F. Wilson

Title: Chief Executive Officer

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

QSYMIA PRODUCT RIGHTS

“Qsymia Patent Rights” means (i) the Patents and patent applications listed in Schedule I below (including any PCT and/or U.S. utility application claiming priority to such provisional application(s) that are filed on or before the one year conversion date of such application(s)); (ii) any patent or patent application that claims priority to, and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of, any patent application identified in (i); (iii) any patents issuing on any patent application identified in (i) or (ii), including any reissues, renewals, reexaminations, substitutions or extensions thereof; (iv) any claim of a divisional, continuation or continuation-in-part application or patent (including any reissues, renewals, reexaminations, substitutions or extensions thereof) that is entitled to the priority date of, and is directed specifically to subject matter specifically described in, at least one of the patents or patent applications identified in (i), (ii) or (iii); (v) any foreign counterpart (including PCTs) of any patent or patent application identified in (i), (ii) or (iii) or of the claims identified in (iv); and (vi) any supplementary protection certificates or similar patent term extensions of any patents and patent applications identified in (i) through (v).

“Qsymia Product Rights” means any and all of the following, as they exist throughout the world: (A) Qsymia Patent Rights; (B) rights in the Qysmia Trademarks listed in Schedule II below; (C) regulatory filings, submissions and approvals related to Product; (D) unregistered trademarks, service marks, trade names, trade dress, logos, packaging design, slogans and Internet domain names, and registrations and applications for registration of any of the foregoing, in each case, as related to a Product; (E) copyrights in both published and unpublished works, including without limitation all compilations, databases and computer programs, manuals and other documentation and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above, in each case, as related to a Product; (F) rights in know-how, trade secrets, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to a Product; (G) any and all other intellectual property rights and/or proprietary rights specifically relating to any of the foregoing; (H) claims of infringement and misappropriation against Third Parties relating to a Product; and (I) all contractual rights of Seller under the Third Party Agreements.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE I

LIST OF PATENTS

Title	Inventors	Country	Patent Number	App. Number	Pub. Number	Status	Filing Date
Combination Therapy for Effecting Weight Loss and Treating Obesity	Najarian	US	7,056,890	10/454,368	2004/0002462	Issued	6/3/03
		US	7,553,818	11/385,198	2006/0234950	Issued	3/20/06
		US	7,659,256	11/385,199	2006/0234951	Issued	3/20/06
		US	7,674,776	11/385,233	2006/0234952	Issued	3/20/06
		Australia	770068	200054896		Granted	6/14/00
		Canada	2,377,330	2377330		Granted	6/14/00
		Austria	1187603	00939884.3		Granted	6/14/00
		Belgium	1187603	00939884.3		Granted	6/14/00
		Cyprus	1187603	00939884.3		Granted	6/14/00
		Denmark	1187603	00939884.3		Granted	6/14/00
		Finland	1187603	00939884.3		Granted	6/14/00
		France	1187603	00939884.3		Granted	6/14/00
		Greece	1187603	00939884.3		Granted	6/14/00
		Germany	60035870	00939884.3		Granted	6/14/00
		Ireland	1187603	00939884.3		Granted	6/14/00
		Italy	1187603	00939884.3		Granted	6/14/00
		Luxembourg	1187603	00939884.3		Granted	6/14/00
		Monaco	1187603	00939884.3		Granted	6/14/00
		Netherlands	1187603	00939884.3		Granted	6/14/00
		Portugal	1187603	00939884.3		Granted	6/14/00
		Spain	1187603	00939884.3		Granted	6/14/00

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Title	Inventors	Country	Patent Number	App. Number	Pub. Number	Status	Filing Date
		Sweden	1187603	00939884.3		Granted	6/14/00
		Switzerland	1187603	00939884.3		Granted	6/14/00
		UK	1187603	00939884.3		Granted	6/14/00
		EPO		07011472.3		Pending	6/14/00
Compositions and Methods for Treating Sleep Apnea	Tam et al.	US		12/683,353	2010/0105765	Pending	1/6/10
“	Tam et al.	EPO		10184955.2	EP1825851	Pending	12/6/07
Combination Therapy for the Treatment of Sleep Apnea	Najarian	EPO			EP 2305226	Pending	9/30/10
Combination Therapy for the Treatment of Hypertension	Najarian	EPO		10184959.4	EP 2308481	Pending	9/30/10
Combination Therapy for the Treatment of Diabetes	Najarian	EPO		10184977.6	EP 2305227	Pending	9/30/10
Combination Therapy for the Treatment of Hyperlipidemia	Najarian	EPO		10184981.8	EP 2305228	Pending	9/30/10
Low Dose Topiramate/Phentermine Composition and Methods of Use Thereof	Najarian et al.	EPO		12/481,540	2010/0215739	Pending	6/9/09
“		Australia		2009257572		Pending	6/9/09

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Title	Inventors	Country	Patent Number	App. Number	Pub. Number	Status	Filing Date
“		Brazil		PI0914985-6		Pending	6/9/09
“		Canada		2727319		Pending	6/9/09
“		Chile		1365-2010		Pending	6/9/09
“		China		200980130379.5		Pending	6/9/09
“		EPO		09763479.4		Pending	6/9/09
“		India		6898/CHENP/2010		Pending	6/9/09
“		Israel		209874		Pending	6/9/09
“		Japan		2011-513646	JP2011522896A	Pending	6/9/09
“		Korea		10-2011-7000416		Pending	6/9/09
“		Mexico		MX/a/2010/013503		Pending	6/9/09
“		South Africa	2010/08839	2010/08839		Granted	6/9/09
Escalating Dosing Regimen for Effecting Weight Loss and Treating Obesity	Najarian et al.	US		12/481,548	2009/0304785	Pending	6/9/09
“		Australia		2009257573		Pending	6/9/09
“		Brazil		PI0914991-0		Pending	6/9/09
“		Canada		2727313		Pending	6/9/09
“		Chile		1366-2010		Pending	6/9/09
“		China		200980130444.4		Pending	6/9/09
“		EPO		09763480.2		Pending	6/9/09
“		India		6897/CHENP/2010		Pending	6/9/09
“		Israel		209875		Pending	6/9/09
“		Japan		2011-513647	JP2011522897A	Pending	6/9/09
“		Korea		10-2011-7000417		Pending	6/9/09
“		Mexico		MX/a/2010/013505		Pending	6/9/09

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Title	Inventors	Country	Patent Number	App. Number	Pub. Number	Status	Filing Date
“		South Africa	2010/08840	2010/08840		Granted	6/9/09

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE II

LIST OF TRADEMARKS

Country	Trademark	App. Number/ Date	Reg. Number/ Date	Class	Description of Services	Status	Next Renewal Date
US	QSYMIA	85656775 6/20/2012	4295224 2/26/2013	IC 005. US 006 018 044 046 051 052.	Pharmaceutical preparations for the treatment of obesity, to facilitate weight loss and weight control, to suppress appetite and lower the threshold for satiety.	Registered	2/26/2023
European Community	QSYMIA	011405198 12/7/2012		IC 005	Pharmaceutical preparations for the treatment of obesity, to facilitate weight loss and weight control, to suppress appetite and lower the threshold for satiety.	Pending
International-Madrid Protocol	QSYMIA	A0033230 6/20/2012	1146156 2/7/2013	IC 005	Pharmaceutical preparations for the treatment of obesity, to facilitate weight loss and weight control, to suppress appetite and lower the threshold for satiety.	Registered	12/14/2022
Canada	QSYMIA	1606513 12/13/2012		IC 005	Pharmaceutical preparations for the treatment of obesity, to facilitate weight loss and weight control, to suppress appetite and lower the threshold for satiety	Pending

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.1(g)

Litigation

1.              Kovtun v. Vivus, Inc. et al, Case No. CV10-4957 PJH, filed in the U.S. District Court, Northern District of California, as disclosed and described in the most recent Form 10-K filed by Seller with the Securities and Exchange Commission.

2.              Turberg v. Logan, et al, Case No. CV10-05271 PJH, filed in the U.S. District Court, Northern District of California, as disclosed and described in the most recent Form 10-K filed by Seller with the Securities and Exchange Commission.

3.              In re Vivus, Inc. Derivative Litigation, Master File No. 11 0 CV188439, filed in the California Superior Court, Santa Clara County, as disclosed and described in the most recent Form 10-K filed by Seller with the Securities and Exchange Commission.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.1(i)

Existing In-Licenses

1.              The Najarian Agreement.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.1(j)

Sublicenses and Out-Licenses

1.              ***

2.              Qsymia™ Risk Evaluation and Mitigation Strategy (REMS) Certified Pharmacy Services Agreement, effective August 30, 2012, between CuraScript, Inc. and Seller.

3.              Qsymia™ Risk Evaluation and Mitigation Strategy (REMS) Certified Pharmacy Services Agreement, effective August 27, 2012, between CVS Pharmacy, Inc. and Seller.

4.              Certified Pharmacy Services Agreement, effective September 17, 2012, by and between Kaiser Foundation Health Plan, Inc. and Seller.

5.              Qsymia™ Risk Evaluation and Mitigation Strategy (REMS) Certified Pharmacy Services Agreement, effective September 1, 2012, between Walgreens Mail Service, Inc. and Seller.

6.              Qsymia™ Risk Evaluation and Mitigation Strategy (REMS) Certified Pharmacy Services Addendum to Supplier Agreement, effective November 30, 2012, between Wal-Mart Stores, Inc. and Seller.

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.1(k)

Third Party Agreements

***

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.1(m)

Intellectual Property

1.              Patents included within the Qsymia Patent Rights:

Title	Inventors	Country	Patent Number	App. Number	Pub. Number	Status	Filing Date
Combination Therapy for Effecting Weight Loss and Treating Obesity	Najarian	US	7,056,890	10/454,368	2004/0002462	Issued	6/3/03
		US	7,553,818	11/385,198	2006/0234950	Issued	3/20/06
		US	7,659,256	11/385,199	2006/0234951	Issued	3/20/06
		US	7,674,776	11/385,233	2006/0234952	Issued	3/20/06
		Australia	770068	200054896		Granted	6/14/00
		Canada	2,377,330	2377330		Granted	6/14/00
		Austria	1187603	00939884.3		Granted	6/14/00
		Belgium	1187603	00939884.3		Granted	6/14/00
		Cyprus	1187603	00939884.3		Granted	6/14/00
		Denmark	1187603	00939884.3		Granted	6/14/00
		Finland	1187603	00939884.3		Granted	6/14/00
		France	1187603	00939884.3		Granted	6/14/00
		Greece	1187603	00939884.3		Granted	6/14/00
		Germany	60035870	00939884.3		Granted	6/14/00
		Ireland	1187603	00939884.3		Granted	6/14/00
		Italy	1187603	00939884.3		Granted	6/14/00
		Luxembourg	1187603	00939884.3		Granted	6/14/00
		Monaco	1187603	00939884.3		Granted	6/14/00
		Netherlands	1187603	00939884.3		Granted	6/14/00
		Portugal	1187603	00939884.3		Granted	6/14/00
		Spain	1187603	00939884.3		Granted	6/14/00
		Sweden	1187603	00939884.3		Granted	6/14/00
		Switzerland	1187603	00939884.3		Granted	6/14/00
		UK	1187603	00939884.3		Granted	6/14/00
		EPO		07011472.3		Pending	6/14/00
Compositions and Methods for Treating Sleep Apnea	Tam et al.	US		12/683,353	2010/0105765	Pending	1/6/10
“	Tam et al.	EPO		10184955.2	EP1825851	Pending	12/6/07
Combination Therapy for the Treatment of Sleep Apnea	Najarian	EPO			EP 2305226	Pending	9/30/10
Combination	Najarian	EPO		10184959.4	EP 2308481	Pending	9/30/10

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Title	Inventors	Country	Patent Number	App. Number	Pub. Number	Status	Filing Date
Therapy for the Treatment of Hypertension
Combination Therapy for the Treatment of Diabetes	Najarian	EPO		10184977.6	EP 2305227	Pending	9/30/10
Combination Therapy for the Treatment of Hyperlipidemia	Najarian	EPO		10184981.8	EP 2305228	Pending	9/30/10
Low Dose Topiramate/Phentermine Composition and Methods of Use Thereof	Najarian et al.	EPO		12/481,540	2010/0215739	Pending	6/9/09
“		Australia		2009257572		Pending	6/9/09
“		Brazil		PI0914985-6		Pending	6/9/09
“		Canada		2727319		Pending	6/9/09
“		Chile		1365-2010		Pending	6/9/09
“		China		200980130379.5		Pending	6/9/09
“		EPO		09763479.4		Pending	6/9/09
“		India		6898/CHENP/2010		Pending	6/9/09
“		Israel		209874		Pending	6/9/09
“		Japan		2011-513646	JP2011522896A	Pending	6/9/09
“		Korea		10-2011-7000416		Pending	6/9/09
“		Mexico		MX/a/2010/013503		Pending	6/9/09
“		South Africa	2010/08839	2010/08839		Granted	6/9/09
Escalating Dosing Regimen for Effecting Weight Loss and Treating Obesity	Najarian et al.	US		12/481,548	2009/0304785	Pending	6/9/09

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Title	Inventors	Country	Patent Number	App. Number	Pub. Number	Status	Filing Date
“		Australia		2009257573		Pending	6/9/09
“		Brazil		PI0914991-0		Pending	6/9/09
“		Canada		2727313		Pending	6/9/09
“		Chile		1366-2010		Pending	6/9/09
“		China		200980130444.4		Pending	6/9/09
“		EPO		09763480.2		Pending	6/9/09
“		India		6897/CHENP/2010		Pending	6/9/09
“		Israel		209875		Pending	6/9/09
“		Japan		2011-513647	JP2011522897A	Pending	6/9/09
“		Korea		10-2011-7000417		Pending	6/9/09
“		Mexico		MX/a/2010/013505		Pending	6/9/09
“		South Africa	2010/08840	2010/08840		Granted	6/9/09

2.              Qsymia Trademarks:

Country	Trademark	App. Number / Date	Reg. Number / Date	Class	Description of Services	Status	Next Renewal Date
US	QSYMIA	85656775 6/20/2012	4295224 2/26/2013	IC 005. US 006 018 044 046 051 052.	Pharmaceutical preparations for the treatment of obesity, to facilitate weight loss and weight control, to suppress appetite and lower the threshold for satiety.	Registered	2/26/2023
European Community	QSYMIA	011405198 12/7/2012		IC 005	Pharmaceutical preparations for the treatment of obesity, to facilitate weight loss and weight control, to	Pending

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

suppress appetite and lower the threshold for satiety.
International-Madrid Protocol	QSYMIA	A0033230 6/20/2012	1146156 2/7/2013	IC 005	Pharmaceutical preparations for the treatment of obesity, to facilitate weight loss and weight control, to suppress appetite and lower the threshold for satiety.	Registered	12/14/2022
Canada	QSYMIA	1606513 12/13/2012		IC 005	Pharmaceutical preparations for the treatment of obesity, to facilitate weight loss and weight control, to suppress appetite and lower the threshold for satiety	Pending

***                           Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.